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                                                                  EXHIBIT 10.3


                               ONE COMMERCE GREEN
                             OFFICE LEASE AGREEMENT
                             ----------------------

        THIS LEASE AGREEMENT ("Lease"), made and entered into on this the 4th day of January, 1996, between BROOKDALE INVESTORS, L.P., a Delaware limited partnership ("Landlord"), and FORTUNE PETROLEUM CORPORATION, a Delaware corporation ("Tenant").

                              W I T N E S S E T H :
                              - - - - - - - - - - -

        1.      Definitions:

                (a) The "Building" shall mean the office building located upon the real property ("Property") described in Exhibit "A" attached hereto and incorporated herein. The address of the "Building" is 515 W. Greens Road, Houston, Texas 77067.


                (b) "Premises" shall mean the suite of offices, located on the seventh (7th) floor, known as Suite 720, located within the Building and outlined on the floor plans attached to this lease as Exhibit "B", and incorporated herein. The Premises are stipulated for all purposes to contain approximately 5,427 square feet of "Rentable Area" (as defined below), being approximately 4,774 square feet of "Usable Area" (as defined below).

                (c) "Base Rental" shall mean the sum of $15.45 per square foot of Rentable Area within the Premises per annum as adjusted pursuant to Exhibit "C", attached hereto and incorporated herein. The Base Rental due for the fifth (5th) month during the "Lease Term" (hereinafter defined) has been deposited with Landlord by Tenant contemporaneously with the execution hereof. "Rent" shall mean, collectively, the Base Rental and other sums of money becoming due and payable to Landlord hereunder. Notwithstanding anything seemingly to the contrary herein, no Base Rental shall be due and owing for the first (1st), second (2nd), third (3rd) and fourth (4th) months of the Lease Term.

                (d) "Commencement Date" shall mean the earlier of the date that Tenant actually occupies the Premises or February 1, 1996 (except as the same may be delayed pursuant to Paragraph 30 hereof).

                (e) "Lease Term" shall mean a term commencing on the Commencement Date and continuing for sixty-four (64) full calendar months (plus any partial calendar month in which the Commencement Date falls).

                (f) "Security Deposit" shall mean the sum of $21,312.00. Provided that Tenant is then not in default under this Lease, at the end of the sixteenth (16th) month of the Lease Term, Landlord shall refund to Tenant $7,104.00. Furthermore, if Tenant is then not in default under this Lease, at the end of the twenty-eighth (28th) month of the Lease Term, Landlord shall refund to Tenant an additional $7,104.00.

                (g) "Expense Stop" shall mean the Basic Costs (as defined in this Lease) per square foot of Rentable Area in the Building for the calendar year 1996.

                (h) "Allowance" shall mean an amount equal to the product of $16.00 times the number of square feet of Rentable Area included in the Premises, unless (i) a Turn Key Work Letter is attached hereto as Exhibit "E", in which event the Allowance shall equal the Turn Key Cost, or (ii) no Work Letter is attached to this Lease, in which event no Allowance exists and Tenant is taking the Premises "as is" in its current condition and without benefit of further improvements.

                (i) "Shell Improvements" shall mean (i) lay-in acoustical ceiling grid with acoustical ceiling tile inventory stored on the floor on which the Premises are located; (ii) central air conditioning and heating ducts and diffusers in a placement deemed typical by Landlord and (iii) lay-in fluorescent light fixtures in a placement deemed typical by Landlord.

                (j) "Common Areas" shall mean those areas devoted to corridors, elevator foyers, restrooms, mechanical rooms, elevator mechanical rooms, janitorial closets, electrical and telephone closets, vending areas, and lobby areas (whether at ground level or otherwise), and other similar facilities provided for the common use or benefit of tenants generally and/or the public.

                (k) "Service Areas" shall mean those areas within the outside walls used for building stairs, elevator shafts, flues, vents, stacks, pipe shafts and other vertical penetrations (but shall not include any such areas for the exclusive use of a particular tenant).

                (l) "Rentable Area" of the Premises shall mean (1) the "Usable Area" within the Premises (i.e., the gross area enclosed by the surface of the exterior glass walls, the mid-point of any walls separating portions of the Premises from those of adjacent tenants, the slab penetration line of all walls separating the Premises from Service Areas and the corridor side of walls separating the Premises from Common Areas) plus (2) a pro rata part of the Common Areas within the Building, such proration based upon the ratio of the Usable Area within the Premises to the total Usable Area within the Building existing as of the date of this Lease, including the area encompassed by any columns or other structural elements which provide support to the Premises and/or the Building. Rentable Area shall not include any Service Areas. The Rentable Area in the Building existing as of the date of this Lease is 339,592 square feet. The estimate of Rentable Area within the Premises and in the Building set forth above may be revised at Landlord's election if Landlord's architect determines such estimate to be inaccurate in any material degree after examination of the final "as built" drawings of the Premises and the Building, and the Base Rental shall be adjusted accordingly, based upon the rate per square foot of Rentable Area specified in Paragraph 10 hereof. For the purposes of this Lease, the factor used to convert usable to rentable shall be
1.1368 for the seventh (7th) floor.

                (m) "Normal Business Hours" for the Building shall mean 7 a.m. to 6 p.m. Mondays through Fridays, and 8 a.m. to 1 p.m. on Saturdays, exclusive of normal business holidays.

                (n) "Initial Improvements", when used herein, shall mean those improvements or remodeling to the Premises, if any, which Landlord shall agree to provide according to the Work Letter attached hereto as Exhibit "E" and incorporated herein for all purposes. If no Work Letter is attached hereto, no Initial Improvements are being provided; and Tenant is taking the Premises "as is".

                (o) "Building Standard" shall mean the type, brand and/or quality of materials Landlord designates from time to time to be the minimum quality to be used in the Building or the exclusive type, grade or quality of material to be used in the Building.


OFFICE LEASE AGREEMENT - Page 1







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                (p)     "Basic Costs" shall mean all direct and indirect costs
and expenses of operating, maintaining, repairing, managing, and owning the Building and the Property, as well as the "Exterior Common Area" (as defined in Exhibit "C" hereto), which are incurred by Landlord in each calendar year. Basic Costs are more fully described in Exhibit "C" hereto.

                (q) "Ready for Occupancy" shall mean that either (i) a Certificate of Occupancy (or its equivalent) has been issued for the Premises if Initial Improvements are to be provided, or (ii) if no Initial Improvements are to be provided the Premises are unoccupied.

        2.      Lease Grant.    Subject to and upon the terms herein set forth,
Landlord leases to Tenant and Tenant leases from Landlord the Premises.

        3.      Lease Term.

                (a) This Lease shall continue in force during a period beginning on the Commencement Date and continuing until the expiration of the Lease Term, unless this Lease is sooner terminated or extended to a later date under any other term or provision hereof.

                (b) If the Premises are not available and Ready for Occupancy by the date specified in Paragraph 1(d) hereof due to omission, delay or default by Tenant or anyone acting under or for Tenant, Landlord shall have no liability; and the obligations of Tenant under this Lease (including, without limitation, the obligation to pay Rent) shall nonetheless commence as of the Commencement Date.

                (c) If, however, this Lease is executed before the Premises become vacant or otherwise available and Ready for Occupancy and/or any present tenant or occupant of the Premises holds over and/or Landlord cannot deliver possession of the Premises prior to the date specified in Paragraph 1(d) hereof due to default on the part of Landlord, then, as Tenant's sole remedy for the delay in Tenant's occupancy of the Premises, the Commencement Date shall be delayed and the Rent herein provided shall not commence until the earlier to occur of the date of actual occupancy by Tenant or the date on which the Premises are available and Ready for Occupancy.

        4.      Use.    The Premises shall be used for office purposes and for
no other purpose. Tenant agrees not to use or permit the use of the Premises for any purpose which is illegal, dangerous to life, limb or property or which, in Landlord's opinion, creates a nuisance or which would increase the cost of insurance coverage with respect to the Building.

        5.      Base Rental.

                (a) Tenant agrees to pay the Rent to Landlord during the Lease Term, without any setoff or deduction whatsoever, for the nonpayment of which Landlord shall be entitled to exercise all such rights and remedies as are herein provided in the case of the non-payment of Base Rental. Except as otherwise provided herein, the annual Base Rental for each calendar year or portion thereof during the Lease Term, together with any estimated adjustment thereto pursuant to Exhibit "C" hereof then in effect, shall be due and payable in advance in twelve (12) equal installments on the first day of each calendar month during the Lease Term; and Tenant hereby agrees to pay such Base Rental and any adjustments thereto to Landlord at Landlord's address provided herein (or such other address as may be designated by Landlord in writing from time to time) monthly, in advance, and without demand. If the Lease Term commences on a day other than the first day of a month or terminates on a day other than the last day of a month, then (i) the installments of Base Rental for such month or months shall be prorated, based on the number of days in such month, and (ii) Tenant's share of Basic Costs shall be prorated as specified in Exhibit "C" hereto.

                (b) All installments of Rent not paid within ten (10) days of the date when due and payable shall bear interest at the maximum lawful rate until paid.

                (c) The Base Rental payable hereunder shall be adjusted from time to time in accordance with the provisions of Exhibit "C" attached hereto and incorporated herein for all purposes.

        6.      Services to be Furnished by Landlord.   Landlord agrees to
furnish Tenant the following:

                (a) Facilities for hot and cold water at those points of supply provided for general use of other tenants in the Building, central heat and air conditioning in season, at such temperatures and in such amounts as are considered by Landlord to be standard or as required by governmental authority; provided, however, heating and air conditioning service at times other than for Normal Business Hours for the Building shall be furnished only upon the written request of Tenant delivered to Landlord prior to 3:00 p.m. at least one (1) business days in advance of the date for which such usage is requested. Tenant shall bear the entire cost of additional service, as such costs are determined by Landlord from time to time, and shall pay the same as additional Rent upon presentation of a statement therefor by Landlord.

                (b) Routine maintenance and electric lighting service for all Common Areas and Service Areas of the Building in the manner and to the extent deemed by Landlord to be standard.

                (c) Janitor service, five (5) days per week, exclusive of normal business holidays; provided, however, if Tenant's floor covering or other improvements require special treatment, Tenant shall pay the additional cleaning cost attributable thereto as additional Rent upon presentation of a statement therefor by Landlord.

                (d) Subject to the provisions of Paragraph 12, facilities to provide all electrical current required by Tenant in its use and occupancy of the Premises.

                (e) All Building Standard fluorescent bulb replacement in the Premises necessary to maintain the lighting provided as a part of the Shell Improvements and fluorescent and incandescent bulb replacement in the Common Areas and Service Areas.

                (f) Landlord shall provide limited access to the Building before and after Normal Business Hours in the form of special limited access entry cards ("Entry Cards") for Tenant and its employees. An Entry Card shall not automatically qualify Tenant or any of its employees for an access card to the "Parking Garage" as defined in and pursuant to the terms of Exhibit "F". Landlord agrees to provide Tenant with up to, but not in excess of, sixteen
(16) Entry Cards for a refundable deposit of $15.00 per card. However, Tenant shall pay Landlord for any additional or replacement cards, in such amount as Landlord shall, from time to time, determine. The current cost required for a replacement card is $15.00 per card. Landlord shall be entitled to cancel (by computer entry) any lost or stolen cards of which it becomes aware. Tenant shall promptly notify Landlord of any lost or stolen cards. Landlord shall have no liability to Tenant, its employees, agents,



OFFICE LEASE AGREEMENT - Page 2


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invitees, or licensees for losses due to theft or burglary, or for damages committed by unauthorized persons on the Premises; and neither shall Landlord be required to insure against any such losses. Tenant shall cooperate fully in Landlord's efforts to maintain security in the Building and shall follow all regulations promulgated by Landlord with respect thereto. Tenant further agrees to surrender all Entry Cards in its possession upon the expiration or earlier termination of this Lease.

        No interruption or malfunction of any utility service shall constitute an eviction or disturbance of Tenant's use or possession of the Premises or a breach by Landlord of any of Landlord's obligations hereunder or render
Landlord liable or responsible to Tenant for any loss or damage which Tenant may sustain or incur if either the quantity or character of any utility service is changed or is no longer available to or is no longer suitable for Tenant's requirements or entitle Tenant to be relieved from any of Tenant's obligations hereunder, including, without limitation, the obligation to pay Rent, or grant Tenant any right to set-off, abatement, or recoupment. At any time when
Landlord is making such facilities for such utility services available to the Premises, Landlord may, at Landlord's option, upon not less than thirty (30) days prior written notice to Tenant, discontinue the availability of any such utility service. If Landlord gives any such notice of discontinuance, Landlord shall make all the necessary arrangements with the public utility service supplying the utility to the area in which the Building is located with respect to obtaining such utility service to the Premises; but Tenant will contract directly with such public utility service for the supplying of such utility services to the Premises. Failure to any extent to make available, or any slowdown, stoppage, or interruption of, the specified utility services resulting from any cause, including, without limitation, Landlord's compliance with any voluntary or similar governmental or business guidelines now or hereafter published or any requirements now or hereafter established by any governmental agency, board, or bureau having jurisdiction over the operation of the Building shall not render Landlord liable in any respect for damages to either persons, property, or business, nor be construed as an eviction of Tenant or work an abatement of Rent, nor relieve Tenant of Tenant's obligations for fulfillment of any covenant or agreement hereof. Should any equipment or machinery furnished by Landlord breakdown or for any cause cease to function properly, Landlord shall use reasonable diligence to repair some promptly, but Tenant shall have no claim for abatement of Rent or damages on account of any interruption of service occasioned thereby or resulting therefrom. Notwithstanding the foregoing, in the event that Tenant shall give notice to Landlord stating correctly that any cessation of a service described in Subparagraphs 6(a) or 6(d) above (not caused by Tenant, its agents, customers, servants, contractors, employees, or invitees) shall have rendered all or any portion of the Premises untenantable, and in the event that such cessation continues for a period of five (5) or more consecutive days after Landlord receives such notice from Tenant, and in the further event that Tenant ceases occupying such portion of the Premises solely on account of such cessation, then rent shall abate as to such portion of the Premises from and after the later to occur of (i) the sixth (6th) day following the day Tenant gave such notice, or (ii) the date Tenant so ceases occupancy, until such service is restored or Tenant reoccupies such portion of the Premises (whichever date is earlier).

        7.      Improvements to be Made by Landlord.    Except as otherwise
provided in the Work Letter attached hereto as Exhibit "E", all installations and improvements now or hereafter placed on the Premises, other than Shell Improvements, shall be for Tenant's account and at Tenant's cost (and Tenant shall pay ad valorem taxes and increased insurance thereon or attributable thereto), which cost shall be payable by Tenant to Landlord upon demand as additional Rent.

        8. Maintenance and Repair of Premises by Landlord. Except as otherwise expressly provided herein, Landlord shall not be required to make any repairs to the Premises other than repairs to exterior and load-bearing wells, floors (but not floor coverings) and the roof of the Building, which may be required from time to time but only after such required repairs have been requested by Tenant in writing. In no event shall Landlord be responsible for the maintenance or repair of improvements which are not composed of Building Standard materials.


        9.      Graphics.       Landlord shall provide and install, at
Landlord's cost, identification graphics on the exterior of the Premises and a directory strip on the Building directory board. Any other signage related to Tenant's occupancy shall require Landlord's prior written consent and shall be installed at Tenant's cost. All such letters and numerals shall be in the standard graphics for the Building and no others shall be used or permitted on the Premises without Landlord's prior written consent.

        10. Care of the Premises by Tenant. Tenant shall, at its own cost and expense, reasonably maintain and repair the Premises, and shall not commit or allow any waste to be committed on any portion of the Premises, and at the termination of this Lease to deliver up the Premises to Landlord in as good condition as at the date of the commencement of the term of this Lease, ordinary wear and tear excepted.

        11.     Repairs and Alterations by Tenant.      Landlord shall have the
right, at its option, at Tenant's own cost and expense, to repair or replace any damage done to the Building, or any part thereof, caused by Tenant or Tenant's agents, employees, invitees, or visitors, and Tenant shall pay the cost thereof to the Landlord on demand as additional Rent. Tenant agrees with Landlord not to make or allow to be made any alterations to the Premises, install any vending machines on the Premises, or place signs on the Premises which are visible from outside the Premises, without first obtaining the prior written consent of Landlord in each such instance, which consent may be given or withheld on such conditions as Landlord may elect. Any and all alterations to the Premises shall become the property of Landlord upon termination of this Lease (except for movable equipment or furniture owned by Tenant). Landlord may, nonetheless, require Tenant to remove any and all fixtures, equipment and other improvements installed on the Premises or the Building ("Additional Improvements") beyond the Shell Improvements and Initial Improvements. Tenant shall be responsible for repairing any damage to the Premises or the Building resulting from the removal of any Additional Improvements or Tenant's personal property and for restoring the Premises or the Building, as applicable, to Building Standard condition. In the event that Landlord so elects, and Tenant fails to remove the Additional Improvements, Landlord may remove the Additional Improvements at Tenant's cost, and Tenant shall pay Landlord on demand all costs incurred in removing the Additional Improvements.

        12.     Use of Electrical Services by Tenant.   Tenant's use of
electrical services furnished by Landlord shall be subject to the following:

                (a) Landlord will provide the necessary facilities to supply (i) two (2) watts per square foot of Usable Area within the Premises, at 277 volts, for Tenant's fluorescent lighting and (ii) three (3) watts per square foot of Usable Area within the Premises, at 120 volts, for Tenant's receptacle/equipment loads (including Tenant's dedicated circuits). Collectively, Tenant's lighting and receptable/equipment shall not have an electrical design load greater than an average of five (5) watts per square foot of Usable Area within the Premises ("Standard Building Capacity"). The electrical costs component of Basic Costs is calculated on the basis of the Standard Building Capacity.

                (b) The electrical facilities in the Building available for Tenant's use are (i) 277/480 volts, 3 phase, for large equipment loads and fluorescent lighting; and (ii) 120/208 volts, 3 phase, for small


OFFICE LEASE AGREEMENT - Page 3

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equipment loans and incandescent lighting. Tenant shall notify Landlord, in writing, of any equipment that has a rated electrical load greater than 500 watts and/or that requires a service voltage other than 120 volts, and Landlord's written approval shall be required with respect to the installation of any such high electrical consumption equipment in the Premises. Notwithstanding the foregoing, Tenant shall be permitted to install a copier requiring a service voltage of 220 volts.

                c. Tenant shall pay for all costs of meters, submeters, wiring, risers, transformers, electrical panels, air conditioning and other items required by Landlord, in Landlord's discretion, to accommodate Tenant's design loads and capacities that exceed Standard Building Capacity, including, without limitation, the installation and maintenance thereof. Notwithstanding the foregoing, Landlord may refuse to install and withhold consent for Tenant's installation of any wiring, risers, transformers, electrical panels, or air conditioning if, in Landlord's sole judgment, the same are not necessary or would cause damage or injury to the Building or the Premises or cause or create a dangerous or hazardous condition or entail excessive or unreasonable alterations or repairs to the Building or the Premises, or would interfere with or create or constitute a disturbance to other tenants or occupants of the Building. In no event shall Landlord incur any liability for Landlord's refusal to install, or the withholding of consent for Tenant's installation of, any such electrical facility or equipment.

                (d) Tenant shall pay to Landlord, upon demand, the cost of the consumption of electrical service in excess of the Standard Building Capacity at rates determined by Landlord which shall be in accordance with any applicable laws.

                (e)     Landlord may, at its option, upon not less than thirty
(30) days' prior written notice to Tenant, discontinue the availability of such extraordinary electrical service. If Landlord gives any such notice, Tenant will contract directly with the applicable public utility for the supplying of such electrical service to the Premises.

        13.     Laws and Regulations.   Tenant agrees to comply with
all applicable laws, ordinances, rules and regulations of any governmental entity or agency having jurisdiction with respect to the Premises.

        14.     Building Rules: No Smoking.     Tenant will comply with the
rules and regulations of the Building as adopted and altered by Landlord from time to time and will cause all of its agents, employees, invitees and visitors to do so. All changes to such rules will be sent by Landlord to Tenant in writing. The current rules and regulations for the Building are attached hereto as Exhibit "D". In addition to the foregoing and without limitation thereof, Tenant expressly acknowledges that the Premises, the Common Areas and all other portions of the Building shall be and remain during the entire Term "smoke free" and, accordingly, Tenant shall not permit any of its employees, invitees or others entering into the Premises, to smoke cigars, cigarettes, tobacco or any other tobacco product in the Premises, Common Areas and other portions of the Building, all of which are expressly prohibited by this Lease. Landlord shall not have any liability to Tenant for any failure of any other tenants of the Building to comply with such rules and regulations. In the event of any conflict between the rules of the Building and the express terms of this Lease, the terms of the Lease shall control.

        15.     Entry by Landlord.      Tenant agrees to permit Landlord or its
employees, agents or representatives to enter into and upon any part of the Premises at all reasonable hours (and in emergencies at all times) to inspect the same, or to show the Premises to prospective purchasers, mortgagees, tenants or insurers, to clean or make repairs, alterations or additions thereto, and Tenant shall not be entitled to any abatement or reduction of Rent by reason thereof.

        16.     Assignment and Subletting.

                (a) Tenant shall not (i) assign this Lease or any interest therein, or (ii) sublease the Premises or any portion thereof without the prior written consent of Landlord, which consent shall not be unreasonably withheld. Any attempted assignment or sublease by Tenant in violation of the terms and covenants of this paragraph shall be void. Notwithstanding the foregoing, Tenant may, upon notice to Landlord but without the necessity of obtaining Landlord's prior consent thereto, assign, this Lease or sublet the Premises to an "Affiliate." As used herein, the term "Affiliate" shall mean any entity under common control of a person or entity which controls Fortune Petroleum Corporation or which is controlled by Fortune Petroleum Corporation. If Tenant is not a natural person, the acquisition of a controlling interest in Tenant shall be deemed to be an assignment for purposes hereof. As used herein, the phrase "controlling interest" shall mean ownership of in excess of forty-nine percent (49%) of the voting interest in Tenant. With respect to a request for Landlord's consent to any assignment or sublease the following reasons for denial shall, without limitation, be deemed to be reasonable:

                        i) the proposed assignee or subtenant is a tenant in the Building; or

                        ii) any proposed assignment appears to be an assignment of less than the entire Lease or less than Tenant's entire interest herein; or

                        iii) any proposed assignee's or subtenant's use of the premises in Landlord's opinion might violate the Use clause of the Lease; or

                        iv) the proposed assignee or subtenant is either a governmental agency, a school or similar operation or a medical-related practice; or

                        v) in Landlord's judgment, the proposed assignee or subtenant would diminish the value or reputation of the Building; or

                        vi) the occupancy of the Premises by the proposed subtenant or assignee would require substantial alterations to the Premises or the applicable portion thereof; or

                        vii) the proposed subtenant's or assignee's use of the Premises would conflict with any other Building tenants' exclusive rights; or

                        viii) the occupancy of the Premises by the proposed subtenant or assignee would cause Landlord's fire and extended coverage insurance to be canceled or the rate therefor to be increased; or

                        ix)     an event of default at such time exists; or

                        x) the proposed assignment or sublease is for any period other than any period during the initial Term hereof.


OFFICE LEASE AGREEMENT - Page 4
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                (b)     If Tenant requests Landlord's consent to an assignment
of the Lease or subletting of all or part of the Premises, Landlord shall either (i) approve or deny such sublease or assignment within fifteen (15) days after receipt of Tenant's request (but no approval of an assignment or sublease shall relieve Tenant of any liability hereunder), or (ii) negotiate directly with the proposed subtenant or assignee and (in the event Landlord is able to reach agreement with such proposed subtenant or assignee) upon execution of a lease with such proposed subtenant or assignee, terminate this Lease (in part or in whole, as appropriate) upon thirty (30) days' notice.

                (c) All cash or other proceeds of any assignment, sale or sublease of Tenant's interest in the Lease and/or the Premises, whether consented to by Landlord or not, shall be paid to Landlord notwithstanding the fact that such proceeds exceed the Rental called for hereunder, unless Landlord agrees to the contrary in writing, and Tenant hereby assigns all rights it might have or ever acquire in any such proceeds to Landlord. This covenant and assignment shall benefit Landlord and its successors in ownership of the Building and shall bind Tenant and Tenant's heirs, executors, administrators, personal representatives, successors and assigns. Any assignee, sublessee or purchaser of Tenant's interest in this Lease (all such assignees, sublessees or purchasers being hereinafter referred to as "Successors"), by occupying the Premises and/or assuming Tenant's obligations hereunder, shall be deemed to have assumed liability to Landlord for all amounts paid to persons other than Landlord by such Successor in consideration of any such sale, assignment or subletting, in violation of the provision hereof. No assignment or subletting, whether or not with Landlord's consent, shall ever relieve Tenant of any liability hereunder.

        17.     Mechanic's Liens.       Tenant will not permit any mechanic's
liens or other liens to be placed upon the Premises or the Building and nothing in this Lease shall be deemed or construed in any way as constituting the consent or request of Landlord, express or implied, by inference or otherwise, to any person for the performance of any labor or the furnishing of any materials to the Premises, or any part thereof, nor as giving Tenant any right, power, or authority to contract for or permit the rendering of any services or the furnishing of any materials that would give rise to any mechanic's or other liens against the Premises. In the event any such lien is attached to the Premises, then, in addition to any other right or remedy of Landlord, Landlord may, but shall not be obligated to, discharge the same. Any amount paid by Landlord for any of the aforesaid purposes shall be paid by Tenant to Landlord on demand as additional Rent.

        18.     Property Insurance.     In the event that Landlord has placed
or hereafter places a mortgage, deed of trust or other lien on the Building, then during the existence thereof, Landlord shall maintain such fire and extended coverage insurance on the Building and the Premises as Landlord's mortgagees shall require thereunder, and in all other instances Landlord shall maintain such fire and extended coverage insurance on the Building and the Premises as Landlord desires in its sole discretion. Such insurance shall be maintained at the expense of Landlord (as a part of the Basic Costs), and payments for losses thereunder shall be made solely to Landlord or the mortgagees of Landlord as their interests shall appear. Tenant shall maintain at its expense, in an amount equal to full replacement cost, fire and extended coverage insurance on all of its personal property, including removable trade fixtures, located on the Premises and in such additional amounts as are required to meet Tenant's obligations pursuant to Paragraph 22 hereof. Tenant shall, at Landlord's request from time to time, provide Landlord with a current certificate of insurance evidencing Tenant's compliance with this Paragraph
18 and Paragraphs 19 and 21 hereof. Tenant shall obtain the agreement of Tenant's insurers to notify Landlord that a policy is due to expire at least thirty (30) days prior to such expiration.

        19.     Liability Insurance.    Tenant and Landlord shall (Landlord as
a part of Basic Costs and Tenant at its own expense) maintain a policy or policies of comprehensive general liability insurance with respect to the respective activities of each in the Building and on the Property, with the premiums thereon fully paid on or before the due date, issued by and binding upon an insurance company approved by Landlord, such insurance to afford minimum protection of not less than $3,000,000 combined single limit coverage of bodily injury, property damage or combination thereof. In addition, Tenant agrees to obtain a fire legal liability endorsement, or other coverage satisfactory to Landlord which removes the "leased or occupied" property exclusion from Tenant's liability policy. Landlord shall not be required to maintain insurance against thefts within the Premises or the Building or the Property. Tenant's insurance shall contain a provision naming Landlord as an additional insured and include coverage for the contractual liability of Tenant to indemnify Landlord pursuant to Paragraph 20 below. Tenant shall obtain the agreement of Tenant's insurers to notify Landlord that policy is due to expire at least thirty (30) days prior to such expiration.

        20.     Indemnity.      Landlord shall not be liable to Tenant, or to
Tenant's agents, servants, employees, customers, or invitees for any injury to person or damage to property caused by any act, omission, or neglect of Tenant, its agents, servants, employees, invitees, licensees or any other person entering the Building under the invitation of Tenant or arising out of the use of the Premises by Tenant and the conduct of its business or out of a default by Tenant in the performance of its obligations hereunder. Tenant hereby indemnifies and holds Landlord harmless from all liability and claims for any such damage or injury.

        21.     Waiver of Subrogation Rights.   Subject to the conditions
hereinafter specified in this Paragraph 21 and only to the extent that and so long as the same is permitted under the laws and regulations governing the writing of insurance within the State of Texas with respect to the respective insurance that is to be carried by either Landlord or Tenant covering losses arising out of the destruction or damage to the Premises or its contents or to other portions of the Building or to Tenant's occupancy and operation of the Premises without invalidating or nullifying any such policy, or providing a defense to the applicable insurance carrier with respect to the coverage of any such policy, all such insurance carried by either Landlord or Tenant shall provide for a waiver of rights of subrogation against Landlord and Tenant on the part of the insurance carrier. Notwithstanding the foregoing, nothing contained herein shall require either party to obtain the inclusion of such a waiver of rights of subrogation in the event that, because of the cost or premium attributable to such waiver, the obtaining of such waiver is not feasible and reasonable. Unless such waivers contemplated by this sentence will invalidate, nullify, or provide a defense to coverage under any such insurance policy or are not obtainable for the reasons described in this Paragraph 21, Landlord and Tenant each hereby waive any and all rights of recovery, claims, actions or causes of action against the other, its agents, officers, or employees, for any loss or damage that may occur to the Premises or the Building, or any improvements thereto, which loss or damage is covered by valid and collectible insurance policies, to the extent that such loss and damage is actually recovered under such insurance policy. The waivers set forth in the immediately preceding sentence shall be in addition to, and not substitution for, any other waivers, indemnities, or exclusions of liabilities as set forth in this Lease. Notwithstanding the foregoing, the failure of Tenant to take out or maintain any insurance policy required under Paragraph 18 hereof shall be a defense to any claim asserted by Tenant against Landlord by reason of any loss sustained by Tenant that would have been covered by any such required policy.

        22.     Casualty Damage.        If the Premises or any part thereof
shall be damaged by fire or other casualty, Tenant shall give prompt written notice thereof to Landlord. In case the Building shall be damaged such that substantial alteration or reconstruction of the Building shell, in Landlord's sole opinion, is


OFFICE LEASE AGREEMENT - Page 5
required (whether or not the Premises shall have been damaged by such casualty) or in the event any mortgagee of Landlord's should require that the insurance proceeds payable as a result of a casualty be applied to the payment of the mortgage debt or in the event of any material uninsured loss to the Building, Landlord may, at its option, terminate this Lease by notifying Tenant in writing of such termination within ninety (90) days after the date of such casualty. If Landlord does not thus elect to terminate this Lease, Landlord shall commence and proceed with reasonable diligence to restore the Building shell and Shell Improvements located on the Premises; except that Landlord's obligation to restore shall not require Landlord to spend for such work an amount in excess of the insurance proceeds actually received by Landlord as a result of the casualty. When the repairs described in the preceding sentence have been completed by Landlord, Landlord shall then complete the restoration of all improvements in excess of the Shell Improvements which are necessary to permit Tenant's reoccupancy of the Premises (including the installation of acoustical ceiling tile) pursuant to the final working drawings and specifications approved by Landlord pursuant to the Work Letter ("Improvements Restoration"). Landlord shall not be obligated to expend for the completion of the Improvements Restoration a sum in excess of a dollar amount equal to the dollar amount, if any, of the "Allowance" ("Reconstruction Allowance"). Except for the Reconstruction Allowance, all costs and expense of completing the Improvements Restoration shall be borne by Tenant and the amount of such excess, as determined by Landlord, is herein referred to as the "Reconstruction Excess". Fifty percent (50%) of the Reconstruction Excess (as then estimated by Landlord) shall be paid by Tenant to Landlord, in cash, prior to commencement of the Improvements Restoration. After substantial completion of the Improvements Restoration, but prior to reoccupancy of the Premises by Tenant, Tenant shall pay Landlord, in cash, an amount equal to ninety percent (90%) of the then unpaid balance of the Reconstruction Excess (as then estimated by Landlord). As soon as a final accounting can be prepared and submitted to Tenant, Tenant shall pay Landlord, in cash, the entire unpaid balance of the Reconstruction Excess, based on Landlord's final cost. Each increment of the Reconstruction Excess payable by Tenant to Landlord shall be paid by Tenant within ten (10) days after a written request therefor by Landlord to Tenant. Tenant shall not be entitled to receive any credit or payment with respect to any portion of the Reconstruction Allowance not actually spent upon restoration of the Premises. Landlord shall not be liable for any inconvenience or annoyance to Tenant or injury to the business of Tenant resulting in any way from such damage or the repair thereof, except that, subject to the provisions of the next sentence, and provided that cash in the amount of each increment of the Reconstruction Excess shall have been paid to Landlord by Tenant within ten
(10) days after a written request therefor by Landlord to Tenant, Landlord shall allow Tenant a fair abatement of Rent during the time and to the extent the Premises are unfit for occupancy (based upon that portion of Base Rental applicable to the portion of the Premises subject to such casualty); provided, however, the Premises shall not be considered unfit for occupancy at any time that (1) such of the Improvements Restoration has been completed so as to permit occupancy as evidenced by the issuance of a Certificate of Occupancy or its equivalent for the Premises by the appropriate governmental entity having jurisdiction over the Premises for the purpose of issuing such certificate, or
(ii) if no such certificate can be issued by any appropriate governmental entity under applicable laws, ordinances, or regulations, at such time as the Improvements Restoration have been substantially completed and tendered to Tenant.


        23.     Condemnation.   If the whole or substantially the whole of the
Building or the Premises should be taken for any public or quasi-public use, by right of eminent domain or otherwise or should be sold in lieu of condemnation, then this lease shall terminate as of the date when physical possession of the Building or the Premises are taken by the condemning authority. If less than the whole or substantially the whole of the Building or the Premises are thus taken or sold, Landlord (whether or not the Premises are affected thereby) may terminate this Lease by giving written notice thereof to Tenant; in which event this Lease shall terminate as of the date when physical possession of such portion of the Building or Premises are taken by the condemning authority. If this Lease is not so terminated upon any such taking or sale, the Base Rental payable hereunder shall be diminished by an amount representing that portion of Base Rental applicable to the portion of the Premises subject to such taking or sale, and Landlord shall, to the extent Landlord deems feasible, restore the Building and the Premises to substantially their former condition, but such work shall not exceed the scope of the work done by Landlord in originally constructing the Building and installing Shell Improvements in the Premises, not shall Landlord in any event be required to spend for such work an amount in excess of the amount received by Landlord as compensation for such taking. All amounts awarded upon a taking of any part or all of the Property, Building or the Premises shall belong to Landlord, and Tenant shall not be entitled to and expressly waives all claims to any such compensation.

        24.     Damages from Certain Causes.    Landlord shall not be liable to
Tenant for any loss or damage to any property or person occasioned by theft, fire, act of God, public enemy, injunction, riot, strike, insurrection, war, court order, requisition, or order of governmental body or authority or by any other cause, except as specifically provided in paragraph 33 hereof. Nor shall Landlord be liable for any damage or inconvenience which may arise through (a) the leasing of other space within the Building to whomsoever Landlord chooses for whatever use is allowed by Landlord or (b) repair or alteration of any part of the Building or Premises or to the construction of leasehold improvements for other tenants in the Building, it being specifically acknowledged and agreed by Tenant that Tenant is leasing space in a Building which is not fully occupied and that Landlord will, as a part of Landlord's leasing of other space within the Building, be conducting construction work in order to prepare other space in the Building, from time to time, for other tenants.

        25.     Events of Default/Remedies.

                (a) The following events shall be deemed to be events of default by Tenant under this Lease: (i) Tenant shall fail to pay any Rent or other sum of money due hereunder and such failure shall continue for a period of ten (10) days after the date such sum is due; (ii) Tenant shall fail to comply with any provision of this Lease or any other agreement between Landlord and Tenant (including the Work Letter) not requiring the payment of money, all of which terms, provisions and covenants shall be deemed material and such failure shall continue for a period of ten (10) days after written notice of such default is delivered to Tenant; (iii) the leasehold hereunder demised shall be taken on execution or other process of law in any action against Tenant; (iv) Tenant notifies Landlord, at any time prior to the Commencement Date, that Tenant does not intend to take occupancy of the Premises upon the commencement of the Lease Term; or Tenant shall fail to promptly move into and take possession of the Premises when the Premises are Ready for Occupancy or shall cease to do business in or abandon any portion of the Premises; (v) Tenant shall become insolvent or unable to pay its debts as they become due, or Tenant notifies Landlord that it anticipates either condition; (vi) Tenant takes any action to, or notifies Landlord that Tenant intends to file a petition under any section or chapter of the Bankruptcy Code, as amended from time to time, or under any similar law or statute of the United States or any State thereof; or a petition shall be filed against Tenant under any such statute; or Tenant or any creditor of Tenant notifies Landlord that it knows such a petition will be filed; or Tenant notifies Landlord that it expects such a petition to be filed; or (vii) a receiver or trustee shall be appointed for Tenant's leasehold interest in the Premises or for all of a substantial part of the assets of Tenant.

                (b) Upon the occurrence of any event or events of default by Tenant, whether enumerated in this Paragraph or not, Landlord shall have the option to pursue any one or more of the following remedies without any notice [except for such notice expressly required by Subparagraph 25(a)(ii)] or demand for

OFFICE LEASE AGREEMENT - Page 6
possession whatsoever (and without limiting the generality of the foregoing, Tenant hereby specifically waives notice and demand for payment of Rent or other obligations due and waives any and all other notices or demand requirements imposed by applicable law); (i) terminate this Lease in which event Tenant shall immediately surrender the Premises of Landlord; (ii) terminate Tenant's right to occupy the Premises and re-enter and take possession of the Premises (without terminating this Lease); (iii) enter upon the Premises and do whatever Tenant is obligated to do under the terms of this Lease; and Tenant agrees to reimburse Landlord on demand for any expenses which Landlord may incur in effecting compliance with Tenant's obligations under this Lease, and Tenant further agrees that Landlord shall not be liable for any damages resulting to the Tenant from such action; and (iv) exercise all other remedies available to Landlord at law or in equity, including, without limitation, injunctive relief of all varieties.

                (c) In the event Landlord elects to re-enter or take possession of the Premises after Tenant's default, Tenant hereby waives notice of such re-entry or repossession and of Landlord's intent to re-enter or retake possession. Landlord may, without prejudice to any other remedy which it may have for possession or arrearages in or future Rent, expel or remove Tenant and any other person who may be occupying said Premises or any part thereof. In addition, the provisions of Paragraph 27 hereof shall apply with respect to the period from and after the giving of notice of such repossession by Landlord. In addition, Landlord may change or alter the locks and other security devices on the doors to the Premises and/or remove Tenant's master entry cards from the security and master entry card system; and Tenant hereby waives, to the fullest extent allowed by law, any requirement that notice be posted on the Premises as to the location of a key to such new locks and any right to obtain such a key. All Landlord's remedies shall be cumulative and not exclusive. Forbearance by Landlord to enforce one or more of the remedies herein provided upon an event of default shall not be deemed or construed to constitute a waiver of such default. Tenant hereby expressly waives all rights under Section 93.002 of the Texas Property Code (Commercial Lockout Statute).


                (d) In the event that Landlord elects to terminate this Lease, then, notwithstanding such termination, Tenant shall be liable for and shall pay to Landlord the sum of all Rents and other indebtedness accrued to the date of such termination, plus, as damages, an amount equal to the total of
(i) the cost of recovering the Premises, (ii) the cost of removing and storing Tenant's and other occupant's property located therein, (iii) the costs of reletting the Premises, or portion thereof (including, without limitation, brokerage commissions, (iv) the cost of decorations, repairs, changes, alterations, and additions to the Premises whether accomplished in one or more steps or phases, (v) the cost of collecting such amounts from Tenant hereunder, and (vi) any other sums of money or damages that may be owed to Landlord as the result of default by tenant or the exercise of Landlord's rights at law or in equity.

                (e) In the event that Landlord elects to take possession of the Premises and terminate Tenant's right to occupy the Premises without terminating this Lease, Tenant shall remain liable, and shall pay to Landlord, from time to time, on demand, any deficiency between the total Base Rental due under this Lease for the remainder of the Lease Term and rents, if any, which Landlord is able to collect from another tenant(s) for the Premises, or portion thereof, during the remainder of the Lease Term ("Rental Deficiency"). In addition, Tenant shall be liable for and shall pay to Landlord, on demand, an amount equal to (i) the cost of recovering possession of the Premises, (ii) the cost of removing and storing Tenant's or any other occupant's property located therein, (iii) the costs of reletting the Premises, or applicable portion thereof, and whether accomplished in one or more phases (including, without limitation, brokerage commissions), (iv) the cost of decorations, changes, alterations, and additions to the Premises, or applicable portion thereof, and whether accomplished in one or more phases, (v) the cost of collection of the rent accruing from any such reletting, (vi) the cost of collecting any sums billable to Tenant by Landlord hereunder, and (vii) any other sum of money or damages that may be owed to Landlord as a result of Tenant's default or the exercise of Landlord's rights at law or in equity. Landlord may file suit to recover any sums falling due under the terms hereof from time to time, and no delivery to or recovery by Landlord of any portion of the sums due Landlord hereunder shall be any defense in any action to recover any amount not theretofore reduced to judgment in favor of Landlord. Nothing contained herein shall be deemed to require Landlord to relet the Premises. Any sums received by Landlord through reletting shall reduce the sums owing by Tenant to Landlord hereunder, but in no event shall Tenant be entitled to any excess of any sums obtained by reletting over and above the Base Rental provided in this Lease to be paid by Tenant to Landlord. For the purpose of such reletting, Landlord is authorized to decorate or to make any repairs, changes, alterations, or additions in and to the Premises or applicable portion thereof, that Landlord may deem necessary or advisable. No reletting shall be construed as an election on the part of Landlord to terminate this Lease unless a written notice of such intention is given to Tenant by Landlord. Notwithstanding any such reletting without termination, Landlord may at any time thereafter elect to terminate this Lease for such previous default. In the alternative (but only in the event that Tenant's default constitutes a material breach), Landlord may elect to terminate Tenant's right to occupy the Premises and to immediately recover as damages, in lieu of the Rental Deficiency, a sum equal to the difference between (i) the total Base Rental due under this Lease for the remainder of the Lease term and
(ii) the then fair market rental value of the Premises during such period, discounted to represent value at a rate determined by Landlord, in it sole discretion ("Discounted Future Rent"). In such event, Landlord shall have no responsibility to attempt to relet the Premises or to apply any rentals received by Landlord as a result of any such reletting to Tenant's obligations hereunder; and the aggregate amount of all damages due to Landlord, including the Discounted Future Rent hereunder, shall be immediately due and payable to Landlord upon demand. To the extent Landlord is obligated by law to mitigate its damages, mitigation for these purposes shall only mean that Landlord agrees to list or advertise the Premises for rent in accordance with Landlord's standard advertising and rental policies, and to rent the Premises to prospective tenants only if there are no other comparable available leasehold premises in the Building or in other projects of Landlord or its affiliates in the vicinity of the Building.



                (f) In addition to the remedies set forth in Paragraph 25(b) of the Lease, upon the occurrence of any event or events of default by tenant under the Lease with respect to which Landlord elects to either terminate the Lease, or without terminating the Lease, to terminate Tenant's possession of the Premises, Landlord shall be entitled to (i) receive a cash payment from Tenant on demand in an amount equal to all "Reimbursable Costs" (as defined below) which have not yet vested in Tenant, (ii) terminate any remaining lease concessions which have not yet accrued under the Lease, and (iii) terminate all of Tenant's parking and signage rights under the Lease. As used herein, the term "Reimbursable Costs" shall mean the total of (i) the difference between the average monthly Base Rental payable by Tenant over the entire Lease Term and the average monthly Base Rental payable by Tenant from the Commencement Date to the date of default multiplied by the number of months from the Commencement Date through the date of default; and (ii) the aggregate dollar amount which has been paid and/or is payable by Landlord to or on behalf of Tenant under the Lease, including, without limitation, (x) any brokerage commissions in connection with the execution of the Lease, and (y) any allowances (for leasehold improvements or otherwise). Since the Reimbursable Costs were incurred by Landlord in reliance upon Tenant fully performing Tenant's obligations under the Lease, Tenant hereby acknowledges that Landlord will be damaged, upon a default by Tenant, in an amount equal to the aggregate dollar value of the Reimbursable Costs which have not yet vested in Tenant. Reimbursable Costs shall be deemed to be vested in Tenant on a pro rata basis for each calendar month during the Lease Term for which Tenant has paid rent and is not otherwise in default hereunder. No vesting shall occur with respect to any month for which Tenant has not paid rent or in


OFFICE LEASE AGREEMENT - Page 7
 which Tenant is otherwise in default hereunder.

                (g) This Paragraph 25 shall be enforceable to the maximum extent not prohibited by applicable law, and the unenforceability of any portion thereof shall not thereby render unenforceable any other portion. No act or thing done by Landlord or its agents during the Lease Term shall be deemed an acceptance of an attempted surrender of the Premises, and no agreement to accept a surrender of the Premises shall be valid unless made in writing and signed by Landlord. No re-entry or taking of possession of the Premises by Landlord shall be construed as an election on Landlord's part to terminate this Lease unless a written notice of such termination is given to Tenant.

                (h) Landlord shall be in default hereunder in the event Landlord has not begun and pursued with reasonable diligence the cure of any failure of Landlord to meet its obligations hereunder within thirty (30) days of the receipt by Landlord of written notice from Tenant of the alleged failure to perform. In no event shall Tenant have the right to terminate or rescind this Lease as a result of Landlord's default as to any covenant or agreement contained in this Lease. Tenant hereby waives such remedies of termination and rescission and hereby agrees that Tenant's remedies for default hereunder and for breach of any promise or inducement shall be limited to a suit for damages and/or injunction. In addition, Tenant hereby covenants that, prior to the exercise of any such remedies, it will give the mortgagees holding mortgages on the Building notice and a reasonable time to cure any default by Landlord.

        26.     Peaceful Enjoyment.   Tenant shall, and may peacefully have,
hold, and enjoy the Premises, subject to the other terms hereof, provided that Tenant pays the Rent and other sums herein recited to be paid by Tenant and performs all of Tenant's covenants and agreements herein contained. This covenant and any and all other covenants of Landlord shall be binding upon Landlord and its successors only with respect to breaches occurring during its or their respective periods of ownership of the Landlord's interest hereunder. Landlord shall be entitled to cause Tenant to relocate from the Premises to a comparable space (a "Relocation Space") within the Building at any time upon ninety (90) days written notice to Tenant. Landlord shall pay all reasonable costs of accomplishing such relocation. Such a relocation shall not terminate or otherwise affect or modify this Lease except that from and after the date of such relocation, "Premises" shall refer to the Relocation Space into which Tenant has been moved, rather than the original Premises as herein defined.

        27.     Holding Over.   In the event of holding over by Tenant after
expiration or other termination of this Lease or in the event Tenant continues to occupy the Premises after the termination of Tenant's right of possession pursuant to Paragraph 25(b) hereof, Tenant shall, throughout the entire holdover period, pay Rent equal to one hundred fifty percent (150%) of the Base Rental and additional Base Rental which would have been applicable had the term of this Lease continued through the period of such holding over by Tenant. No holding over by Tenant after the expiration of the term of this Lease shall be construed to extend the term of this Lease.

        28.     Subordination to Mortgage.   Tenant accepts this Lease subject
and subordinate to any mortgage, deed of trust or other lien presently existing or hereafter arising upon the Premises, or upon the Building and/or the Property and to any renewals, modifications, consolidations, refinancing, and extensions thereof, but Tenant agrees that any such mortgagee shall have the right at any time to subordinate such mortgage, deed of trust or other lien to this Lease on such terms and subject to such conditions as such mortgagee may deem appropriate in its discretion. Landlord is hereby irrevocably vested with full power and authority to subordinate this Lease to any mortgage, deed of trust or other lien now existing or hereafter placed upon the Premises, or the Building and/or the Property and Tenant agrees upon demand to execute such further instruments subordinating this Lease or attorning to the holder of any such liens as Landlord may request. The terms of this Lease are subject to approval by the Landlord's permanent lender(s), and such approval is a condition precedent to Landlord's obligations hereunder. In the event that Tenant should fail to execute any subordination or other agreement required by this Paragraph promptly as requested, Tenant hereby irrevocably constitutes Landlord as its attorney-in-fact to execute such instrument in Tenant's name, place and stead, it being agreed that such power is one coupled with an interest. Tenant agrees that it will from time to time upon request by Landlord execute and deliver to such persons as Landlord shall request a statement in recordable form certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as so modified), stating the dates to which Rent and other charges payable under this Lease have been paid, stating the Landlord is not in default hereunder (or if Tenant alleges a default stating the nature of such alleged default) and further stating such other matters as Landlord shall reasonably require.

        29.     Estoppel Certificates.   Tenant agrees that it will from time
to time upon request by Landlord execute and deliver to such persons as Landlord shall request a statement in recordable form certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as so modified), stating the dates to which rental and other charges payable under this Lease have been paid, stating that the Landlord is not in default hereunder (or if Tenant alleges a default stating the nature of such alleged default in particularity) and further stating such other matters as Landlord shall reasonably require. Tenant agrees to deliver such statement within ten (10) business days after written request from Landlord. Failure to timely deliver such estoppel certificate shall be a default under this Lease and shall entitle Landlord to pursue any and all remedies it deems appropriate, including the levying of a $1,000.00 per day fine for each day that such estoppel certificate is not furnished after the tenth (10th) business day. The parties acknowledge that such a fine is reasonable under the circumstances, represents a reasonable estimate of Landlord's probable loss, based upon the anticipated harm to Landlord from a delay in Tenant's furnishing such an estoppel certificate; such fine amount is also reasonable in light of the difficulties of proof of loss and the inconvenience and/or nonfeasibility of Landlord obtaining other appropriate relief upon such default.

        30.     Landlord's Lien.   Tenant hereby grants to Landlord a lien and
security interest on all property of Tenant now or hereafter placed in or upon the Premises and such property shall be and remain subject to such lien and security interest of Landlord for payment of all Rent and other sums agreed to be paid by Tenant herein. The provisions of this Paragraph relating to such lien and security interest shall constitute a security agreement under and subject to the Texas Business and Commerce Code so that Landlord shall have and may enforce a security interest on all property of Tenant now or hereafter placed in or on the Premises, in addition to and cumulative of the Landlord's liens and rights provided by law or by the other terms and provisions of this Lease. Tenant agrees to execute as debtor such financing statement or statements as Landlord may now or hereafter request. Landlord may at its election at any time file a copy of this Lease as a financing statement. Notwithstanding the above, Landlord shall neither sell nor withhold from Tenant, Tenant's business records. Tenant hereby waives its lien rights under
Section 91.004 of the Texas Property Code.

        31.     Attorney's Fees.   In the event either party files suit to
enforce the performance of or obtain damages caused by a default under any of the terms of this Lease, the party against whom a judgment is rendered shall pay the prevailing party's reasonable costs and attorneys' fees. The reasonableness of such costs and


OFFICE LEASE AGREEMENT - Page 8
attorneys' fees shall be determined by the court and not the jury. With respect to any monetary claim, in order for a party to prevail, such party must be awarded at least fifty percent (50%) of the highest amount which such party claimed at any time in such suit.

        32.     No Implied Waiver.      The failure of Landlord to insist at
any time upon the strict performance of any covenant or agreement herein or to exercise any option, right, power or remedy contained in this Lease shall not be construed as a waiver or a relinquishment thereof for the future. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly installment of Rent due under this Lease shall be deemed to be other than on account of the earliest Rent due hereunder, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as Rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such Rent or pursue any other remedy in this Lease provided.

        33.     Personal Liability.     In no event shall Landlord be liable to
Tenant either for (a) any loss or damage that may be occasioned by or through the acts or omissions of other tenants of the Building or of any other persons whomsoever or (b) any consequential damages regardless of causation. With respect to tort claims against Landlord, Landlord shall not be liable to Tenant or to any other person for any act or omission of Landlord or of its agents or employees, negligent or otherwise, except for actual damages or costs incurred as a direct result of and caused directly by the willful misconduct or gross negligence of Landlord (or of Landlord's agents or employees) in circumstances in which Landlord is deemed to be liable at law for such acts or omissions and such liability cannot be waived by Tenant. Nothing contained in the immediately preceding sentence shall ever be construed as creating liability in excess of that existing at law or, in any event, increasing the liability of Landlord, under any theory or cause of action, however denominated, from that existing at law. Further, the liability of Landlord to Tenant for (a) any default by Landlord under the terms of this Lease, (b) for any tort liability of Landlord to Tenant or (c) in any other circumstance in which Landlord is judicially determined to have some liability to Tenant, for whatever reason, shall, in each such instance, be limited to the interest of Landlord in the Building and Property and Tenant agrees to look solely to Landlord's interest in the Building and the Property for the recovery of any judgment from the Landlord, it being intended that Landlord shall never be personally liable for any judgment or deficiency.

        34.     Security Deposit.       The Security Deposit shall be held by
Landlord without liability for interest and as security for the performance by Tenant of Tenant's covenants and obligations under this Lease, it being expressly understood that the Security Deposit shall not be considered an advance payment of Rental or a measure of Tenant's liability for damages in case of default by Tenant. Landlord may commingle the Security Deposit with Landlord's other funds. Landlord may, from time to time, without prejudice to any other remedy, use the Security Deposit to the extent necessary to make good any arrearages of Rent or to satisfy any other covenant or obligation of Tenant hereunder. Following any such application of the Security Deposit, Tenant shall pay to Landlord on demand the amount so applied in order to restore the Security Deposit to its original amount. If Tenant is not in default at the termination of this Lease, the balance of the Security Deposit remaining after any such application shall be returned by Landlord to Tenant. If Landlord transfers its interest in the Premises during the term of this Lease, Landlord may assign the Security Deposit to the transferee and thereafter shall have no further liability for the return of such Security Deposit.

         35.     Notice.        Any notice in the Lease provided for must,
unless otherwise expressly provided herein, be in writing, and may, unless otherwise in this Lease expressly provided, be given or be served by depositing the same in the United States mail, postage prepaid and certified and addressed to the party to be notified, with return receipt requested, or by prepaid telegram, when appropriate, addressed to the party to be notified at the address stated in this Lease or such other address notice of which has been given to the other party. Notice deposited in the mail in the manner hereinabove described shall be effective from and after the expiration of three (3) calendar days after it is so deposited.

        36.     Severability.   If any term or provision of this Lease, or the
application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and enforced to the fullest extent permitted by law.

        37.     Recordation.    Tenant agrees not to record this Lease or any
memorandum hereof.

        38. Governing Law. This Lease and the rights and obligations of the parties hereto shall be interpreted, construed, and enforced in accordance with the laws of the State of Texas.

        39. Force Majeure. Whenever a period of time is herein prescribed for the taking of any action by Landlord, Landlord shall not be liable or responsible for, and there shall be excluded from the computation of such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, war, governmental laws, regulations or restrictions, litigation brought by third parties to enjoin Landlord's activities at the Building, or any other cause whatsoever beyond the control of Landlord.

        40.     Time of Performance.    Except as expressly otherwise herein
provided, with respect to all required acts of Tenant, time is of the essence of this Lease.

        41. Transfers by Landlord. Landlord shall have the right to transfer and assign, in whole or in part, all its rights and obligations hereunder and in the Building and Property referred to herein, and in such event and upon such transfer Landlord shall be released form any further obligations hereunder, and Tenant agrees to look solely to such successor in interest of Landlord for the performance of such obligations.

        42.     Transfers by Tenant.    Tenant shall not transfer, convey,
mortgage, pledge, hypothecate, or encumber Tenant's leasehold interest hereunder or grant any license, concession, or other right to occupancy of any portion of the Premises without the prior written consent of Landlord, which may be granted or withheld in Landlord's sole discretion. The prohibitions specified in this Paragraph 42 shall be in addition to, and independent of, the provisions of Paragraph 16 hereof and shall be construed to include, without limitation, any such prohibited transfers occurring by operation of law. Any attempt by Tenant to accomplish a transfer prohibited by the provisions of this Lease, without having obtained the prior written consent of Landlord thereto shall be void and of no force or effect and may, at the option of Landlord, constitute a material default hereunder.

        43.     Brokerage Fees and Commissions.    Tenant represents that it has
dealt with no broker, agent or other person in connection with this Lease other than CB Commercial Real Estate Group, Inc. and Landlord's Broker ("Brokers") and that no broker, agent or other person brought about this Lease (except Broker), and Tenant shall indemnify and hold Landlord harmless from and against any and all claims, losses, costs or expenses (including attorney's fees and expenses) by any broker (except those of Brokers), agent, or other person claiming a commission or other form of compensation by virtue of having dealt with Tenant with regard to the


OFFICE LEASE AGREEMENT - Page 9
transaction contemplated by this Lease. The provisions of this Paragraph 43 shall survive the expiration of the Lease Term or any renewal or extension thereof.

        44.     Effect of Delivery of This Lease.       Landlord has delivered
a copy of this Lease to Tenant for Tenant's review only, and the delivery hereof does not constitute an offer to Tenant or option. This Lease shall not be effective until a copy executed by both Landlord and Tenant is delivered to and accepted by Landlord, and this Lease has been approved by Landlord's mortgagee.

        45.     Entire Agreement.       This Lease embodies the entire
agreement between the parties hereto with relation to the transaction contemplated hereby, and there have been and are no covenants, agreements, representations, warranties or restrictions between the parties hereto with regard thereto other than those specifically set forth herein.

        46.     Receipt of Premises.    The occupancy of the Premises by Tenant
shall constitute the acknowledgment and agreement of Tenant that Tenant is fully familiar with the physical condition of the Premises, that Tenant has received the same in good order and condition, and that the Premises comply in all respects with the requirements of this Lease and are suitable for the purposes for which the Premises are hereby Leased. In that regard, Landlord hereby disclaims, and Tenant hereby waives, any warranty of suitability with respect to the Premises.

        47.     Merger of Estates.      The voluntary or other surrender of
this Lease by Tenant or a mutual cancellation thereof, shall not constitute a merger; and upon such surrender or cancellation of this Lease, Landlord shall have the option, in Landlord's sole discretion, to (i) either terminate all or any existing subleases or subtenancies, or (ii) assume Tenant's interest in any or all subleases or subtenancies.

        48.     Waste Management.       Without limiting its obligations under
Paragraph 14 (and the rules and regulations attached to this Lease as Exhibit "D"), Tenant covenants and agrees to comply with all laws, rules, regulations and guidelines now or hereafter made applicable to the Premises respecting the disposal of waste, trash, garbage and other matter a (Liquid or solid), generated by Tenant, the disposal of which is not otherwise the express obligation of Landlord under this Lease (it is expressly understood that the provision of janitorial services by Landlord is not an express obligation of Landlord under this Lease for the purpose of this Paragraph 48), including, but not limited to, laws, rules, regulations and guidelines respecting recycling and other forms of reclamation (all of which are herein collectively referred to as "Waste Management Requirements"). Tenant covenants and agrees to comply with Waste Management Requirements applicable to Landlord (i) as owner of the Premises and (ii) in performing Landlord's obligations under this Lease, if any. Tenant further covenants and agrees to comply with all rules and regulations established by Landlord to enable Landlord from time to time to avail itself of the lowest rate available for the disposal of waste, trash, garbage and other matter (liquid or solid), generated by Tenant. Tenant covenants and agrees to indemnify, defend, protect and hold landlord harmless [in accordance with Paragraph 20] from and against all liability (including costs, expenses and attorneys fees) that Landlord may sustain by reason of Tenant's breach of its obligations under this Paragraph 48. Tenant's obligations under this Paragraph 48 shall survive the termination of this Lease.

        49.     Americans with Disabilities Act and Texas Architectural
Barriers Act.   Tenant agrees to comply with all requirements of the Americans with Disabilities Act [Public Law 101-336 (July 26, 1990) ("ADA")] and the Texas Architectural Barriers Act [Article 9102, Tex. Rev. Civ. St. (1991)] applicable to the Premises, Building and Property to accommodate its employees, invitees and customers in accordance with the provisions of this paragraph. Tenant acknowledges that it shall be wholly responsible for any accommodations or alterations which need to be made to the Premises to accommodate Tenant's employees, customers and invitees, but Tenant shall not be responsible for making any additional accommodations or alterations to the Building or the Property except those accommodations or alterations (i) which need to be made solely and uniquely to accommodate Tenant's employees, customers and/or invitees and/or (ii) which are to accommodate Tenant's employees, customers and/or invitees and which exceed standard ADA requirements for the Building and/or the Property. Tenant shall be solely responsible for requirements under Title I of the ADA relating to Tenant's employees. Tenant agrees to indemnify and hold Landlord harmless from any and all expenses, liabilities, costs or damage suffered by Landlord as a result of Tenant's failure to fulfill its aforesaid responsibilities regarding making such accommodations and alterations referenced in the preceding sentences. No provision in this Lease should be construed in any manner as permitting, consenting to or authorizing Tenant to violate requirements under such Act and any provision of the Lease which could arguably be construed as authorizing a violation of either Act shall be interpreted in a manner which permits compliance with such Act and is hereby amended to permit such compliance.

        50.     Exhibits.       The following numbered exhibits are attached
hereto and incorporated herein and made a part of this Lease for all purposes:

                Exhibit "A" - Legal Description
                Exhibit "B" - Floor Plan
                Exhibit "C" - Payment of Excess Basic Costs
                Exhibit "D" - Rules and Regulations
                Exhibit "E" - Work Letter
                Exhibit "F" - Parking
                Exhibit "G" - Renewal Option
                Exhibit "H" - Right of First Refusal

NOTICE OF INDEMNIFICATION:      THE PARTIES TO THIS LEASE HEREBY ACKNOWLEDGE
AND AGREE THAT THIS LEASE (AND ATTACHED EXHIBITS) CONTAINS CERTAIN INDEMNIFICATION PROVISIONS.


OFFICE LEASE AGREEMENT - Page 10

        IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease in multiple original counterparts as of the day and year first above written.

                                        LANDLORD:

Address:                                BROOKDALE INVESTORS, L.P.,
                                        A Delaware limited partnership
515 W. Greens Road
Suite 110
Houston, Texas 77067                    BY: Brookdale Partners, LLC,
Attn:  Property Manager                     a Georgia limited liability company,
                                            its sole General Partner


                                        by:
                                            -----------------------------------
                                                its Manager



                                        TENANT:

Address Prior to                        FORTUNE PETROLEUM CORPORATION,
Commencement Date:                      a Delaware corporation

30101 Agoura Ct.
Suite 110                               By: TYRONE J. FAIRBANKS
Agoura Hills, CA 91301                      ----------------------------------
Attn: Tyrone J. Fairbanks               Name: Tyrone J. Fairbanks
                                        Title: President & CEO

Address Subsequent to
Commencement Date:

515 W. Greens Road
Suite 720
Houston, Texas 77067
Attn: Tyrone J. Fairbanks

                                 EXHIBIT "A"

                                       TO
                         OFFICE LEASE AGREEMENT BETWEEN
                           BROOKDALE INVESTORS, L.P.,
                                AS LANDLORD, AND
                         FORTUNE PETROLEUM CORPORATION,
                                   AS TENANT

                               LEGAL DESCRIPTION
                               -----------------

Tract I: The full fee simple estate in and to the real property described on Schedule 1 attached hereto and made a part hereof.

Tract II:       The certain easement interest and estate appurtenant to the real property described on Schedule 1 attached hereto and made a part hereof and all rights, powers and privileges in connection therewith granted and demised to One Commerce Green, Ltd. and Friendswood Development Company, their successors and assigns, pursuant to that certain instrument recorded in the Office of the County Clerk of Norris County, Texas under
                Clerk's File No. J266607, including a non-exclusive storm sewer easement on, over, under, across, along and through the real property described in Schedule 2 attached hereto and made a part hereof, said real property described in Schedule 2 attached hereto being owned of record by Paul E. Austin, Trustee.

                                   SCHEDULE 1
                                      TO
                                  EXHIBIT "A"
                                       TO
                         OFFICE LEASE AGREEMENT BETWEEN
                           BROOKDALE INVESTORS, L.P.,
                                AS LANDLORD, AND
                         FORTUNE PETROLEUM CORPORATION
                                   AS TENANT


METES AND BOUNDS DESCRIPTION FOR 5.9267 ACRES OF LAND BEING ALL OF RESTRICTED RESERVE "G", GREENS CROSSING, SECTION FOUR, A SUBDIVISION RECORDED IN VOLUME 308, PAGE 2, HARRIS COUNTY MAP RECORDS, IN THE W.C.R.R. CO. SURVEY, SECTION 17, A-889, HARRIS COUNTY, TEXAS.

BEGINNING: At a found 5/8-inch iron rod in the west line of Greens Parkway, a 90-foot right-of-way, said point also being the most easterly northeast corner of Restricted Reserve "G";

THENCE: S02 degrees 34' 47'' E, along the west line of Greens Parkway, 249.00 feet to a found 5/8-inch iron rod for the southeast corner of the herein described tract of land;

THENCE: Departing said right-of-way line at a right angle of S87 degrees 25' 13'' W, 103.91 feet to a found 5/8-inch iron rod for corner;

THENCE: S61 degrees 51' 29'' W, 124.20 feet to a found 5/8-inch iron rod for corner;

THENCE: S87 degrees 25' 13'' W, 73.87 feet to a found 5/8-inch iron rod for corner;

THENCE: S02 degrees 34' 47'' E, 176.50 feet to a found 5/8-inch iron rod for corner;

THENCE: S87 degrees 25' 13'' W, 322.75 fee to a found 5/8-inch iron rod for the southwest corner of the herein described tract of land;

THENCE: N02 degrees 34' 47'' W, 186.50 feet to a found 5/8-inch iron rod for corner;

THENCE: N87 degrees 25' 13'' E, 16.75 feet to a found 5/8-inch iron rod for corner;

THENCE: N02 degrees 34' 47'' W, 121.97 feet to a found 5/8-inch iron rod for corner;

THENCE: N28 degrees 08' 31'' W, 108.90 feet to a found 5/8-inch iron rod for corner;

THENCE: N02 degrees 34' 47'' W, 112.38 feet to a found 5/8-inch iron rod for corner in the southerly right-of-way line of West Greens Road, a 100-foot right-of-way, the northwest corner of the herein described tract of land;

THENCE:  N87 degrees 25' 13'' E, along the south line of West Greens Road,
401.74 feet to a found 5/8-inch iron rod being the beginning of a tangent curve to the right;

THENCE: 70.77 feet along the arc of said curve and right-of-way line (radius equals 500.00 feet, central angle equals 08 degrees 06' 35'', chord distance equals 70.71 feet and chord bearing equals S88 degrees 31' 30'' E) to a found 5/8-inch iron rod for a point of reverse curvature;

THENCE: 70.77 feet along the arc of a reverse curve to the left and said right-of-way line (radius equals 500.00 feet, central angle equals 08 degrees 06' 35'', chord distance equals 70.71 feet, and chord bearing equals S88 degrees 31' 30'' E) to a found 5/8-inch iron rod for a point of tangency;

THENCE: N87 degrees 25' 13'' E, continue along the south line of West Greens Road, 80.00 feet to a found 5/8-inch iron rod for the most northerly northeast corner;

THENCE: S02 degrees 34' 47'' E, 10.00 feet to a found 5/8-inch iron rod for corner;

THENCE: S47 degrees 34' 47'' E, 28.28 feet to the point of BEGINNING and containing 5.9267 acres of land.




SCHEDULE 1 TO EXHIBIT ''A'' TO OFFICE LEASE AGREEMENT - Page 1

                                   SCHEDULE 2

                                       TO
                                  EXHIBIT "A"
                                       TO
                         OFFICE LEASE AGREEMENT BETWEEN
                           BROOKDALE INVESTORS, L.P.,
                                AS LANDLORD, AND
                         FORTUNE PETROLEUM CORPORATION,
                                   AS TENANT

METES AND BOUNDS DESCRIPTION OF 0.0565 ACRE (2460 SQUARE FEET) OF LAND OUT OF RESTRICTED RESERVE "C", GREENS CROSSING, SECTION FOUR, A SUBDIVISION RECORDED IN VOLUME 308, PAGE 2, HARRIS COUNTY MAP RECORDS, ALSO BEING OUT OF W.C.R.R. AND COMPANY SURVEY, SECTION 17, A-889, HARRIS COUNTY, TEXAS:

COMMENCING: At a found 5/8-inch iron rod in the west line of Greens Parkway, a 90-foot right-of-way, said iron rod also being the most easterly northeast corner of Restricted Reserve "C" and the easterly southeast corner of Restricted Reserve "G";

THENCE: Departing said Greens Parkway in a westerly direction at right angle, S87 degrees 25 feet 13 inches W, along the common north boundary line of Restricted Reserve "C" and the south boundary line of Restricted Reserve "G",
20.00 feet to the point of BEGINNING;

THENCE: Departing said common boundary line of Restricted Reserves "C" and "G" at right angle, and west of end parallel with said Greens Parkway right-of-way, S02 degrees 34 feet 47 inches E, 216.00 feet for a corner;

THENCE: Departing said parallel line, N87 degrees 25 feet 13 inches E, 20.00 feet for a corner on the west line of said Greens Parkway, same being the east line of Restricted Reserve "C";

THENCE: Along said common line of Greens Parkway and Restricted Reserve "C", S02 degrees 34 feet 47 inches E, 10.00 feet for a corner;

THENCE: Departing said common line at right angle, S87 Degrees 25 feet 13 inches W, 30.00 feet for a corner;

THENCE: Departing said corner, west of and parallel with said Greens Parkway, N02 degrees 34 feet 47 inches W, 226.00 feet for a corner on the common boundary line of Restricted Reserves "C" and "G";

THENCE: Along said common boundary line of Restricted Reserves "C" and "G", N87 degrees 25 feet 13 inches E, 10.00 feet to the point of BEGINNING and containing 0.0565 acre (2,460 square feet) of land.




SHCEDULE 2 TO EXHIBIT "A" TO OFFICE LEASE AGREEMENT - Page Solo

                                  EXHIBIT "B"

                                       TO
                         OFFICE LEASE AGREEMENT BETWEEN
                           BROOKDALE INVESTORS, L.P.,
                                AS LANDLORD, AND
                         FORTUNE PETROLEUM CORPORATION,
                                   AS TENANT

                                   FLOOR PLAN



                              [ONE COMMERCE GREEN
                               ARCHITECTURAL PLAN
                                 HOUSTON, TEXAS
                                      ART]


EXHIBIT "B" TO OFFICE LEASE AGREEMENT -- PAGE SOLO

                                  EXHIBIT "C"

                                       TO
                         OFFICE LEASE AGREEMENT BETWEEN
                           BROOKDALE INVESTORS, L.P.,
                                AS LANDLORD, AND
                         FORTUNE PETROLEUM CORPORATION,
                                   AS TENANT

                         PAYMENT OF EXCESS BASIC COSTS

    1. BASIC COSTS. The Base Rental payable hereunder shall be adjusted from time to time in accordance with the following provision:

        (a) Tenant's Base Rental is based, in part, upon the estimate that annual "Basic Costs" (as hereinafter defined) will be equal to the "Expense Stop". During the Lease Term, Tenant shall pay as an adjustment to Base Rental hereunder an amount (per each square foot of Rentable Area within the Premises) equal to the excess ("Excess") from time to time of Basic Costs per square foot of Rentable Area in the Building over the Expense Stop. Landlord may collect such additional Base Rental in arrears on a yearly basis. Landlord shall also have the option to make a good faith estimate of the Excess from time to time for each upcoming calendar year (or remainder thereof, if applicable) and, upon thirty (30) days' written notice to Tenant, may require the monthly payment of Base Rental to be adjusted in accordance with such estimate. Any amounts paid based on such an estimate shall be subject to adjustment pursuant to Paragraph 2 below when Basic Costs are available for such calendar year.

        (b) "Basic Costs" shall mean all direct and indirect costs and expenses in each calendar year of operating, maintaining, repairing, managing and owning the Building and the Property plus all operating costs of the Exterior Common Area (below defined). Basic Costs shall not include the cost of capital improvements, depreciation, interest, lease commissions, and principal payments on mortgage and other non-operating debts of Landlord. Basic Costs shall, however, include the amortization of capital improvements which are primarily for the purpose of reducing Basic Costs, or which are required by governmental authorities. "Exterior Common Areas" shall mean that portion of the Property (and other tracts of real property comprising the multi-building project in the event the Building is located in such a project) which are not located within the Building (or other building in a multi-building project) and which are provided and maintained for the common use and benefit of Landlord and Tenants of the Building (or multi-building project) generally and the employees, invitees and licensees of Landlord and such tenants; including without limitation, all parking areas (enclosed or otherwise) and all streets, sidewalks, walkways, and landscaped areas.

    2. PROCEDURE. The following additional provisions shall apply to Paragraph 1 of this EXHIBIT "C":

        (a) By April 1 of each calendar year during Tenant's occupancy, or as soon thereafter as practical, Landlord shall furnish to Tenant a statement of Landlord's Basic Costs for the previous calendar year. If for any calendar year additional Base Rental was collected for the prior year, as a result of Landlord's estimate of Basic Costs, in excess of the additional Base Rental due during such prior year, then Landlord shall refund to Tenant any over payment (or at Landlord's option, apply such amount against rentals due or to become due hereunder). Likewise, Tenant shall pay to Landlord, on demand, any underpayment with respect to the prior year. In no event shall Basic Costs per square foot of Rentable Area within the Building be deemed to be less than the Expense Stop, it being the intent of Landlord and Tenant that Tenant shall at all times be responsible for the payment of, and shall pay, not less than the amount of Base Rental for the applicable period (before adjustment) specified in this Lease.

        (b) Tenant or a duly authorized and qualified representative of Tenant, at its expense, shall have the right no more frequently than once per calendar year and within one hundred and twenty (120) days after the receipt of Landlord's statement of Basic Costs to perform, at Tenant's expense, an in-house audit ("Audit") of Landlord's books and records relating to Basic Costs for the immediately preceding calendar year. Tenant shall not be entitled to exercise its audit rights under this subparagraph if it is then in default under this Lease. Tenant acknowledges and agrees that any records reviewed under this paragraph constitute confidential information of Landlord, which shall not be disclosed to anyone other than the accountants performing the review and the principals of Tenant who receive the results of the review. The disclosure of such information to any other person, whether or not caused by the conduct of Tenant, shall constitute a material breach of this Lease. If it is determined as the result of Tenant's in-house Audit that Basic Costs were overstated by five percent (5.0%) or more and Landlord does not disagree with such determination then Landlord shall reimburse Tenant for the reasonable costs of such Audit. If, however, Landlord disagrees with such determination, then Landlord shall be entitled to arrange for a second audit ("Second Audit") by an independent certified public accountant, chosen by Landlord, in its sole discretion, from among the "Big Six" accounting firms. If it is determined as the result of any such Second Audit that Basic Costs were overstated by five percent (5.0%) or more, or by an amount which is at least as great as the amount determined by the Audit, then Landlord shall pay the costs of the Second Audit; otherwise Tenant shall reimburse Landlord for the reasonable costs of the Second Audit. In either event, Landlord or Tenant, as the case may be, shall reimburse the other party for the amount, if any, of the disputed items which were incorrectly stated, overstated or understated by Landlord.

        (c) Notwithstanding any language in the Lease or in this Exhibit "C" seemingly to the contrary, Landlord may, at Landlord's sole election, determine and estimate Basic Costs for any calendar year within the Lease Term by increasing the variable components of Basic Costs to the amount which Landlord projects would have been incurred had the Building been occupied to the extent of ninety-five percent (95%) of the Rentable Area therein during all of the applicable calendar year. In such event, the term "Basic Costs", as used in this Exhibit "C" and in the Lease, shall include
    (i) the actual Basic Cost incurred during any portion of such calendar year in which the Building is occupied to the extent of ninety-five percent (95%) or more of the Rentable Area therein plus (ii) the Basic Costs which would have been incurred had the Building been occupied to the extent of ninety-five percent (95%) of the Rentable Area thereof during the portion of that calendar year in which the actual occupancy of the Building is less than ninety-five percent (95%) of the Rentable Area therein; and Landlord shall have the option of making such estimate in advance for any upcoming calendar year.

        (d) In the event that the Lease Term commences on a day other than January 1 or terminates on a day other than December 31, the Excess for that part of the first (1st) calendar year or last calendar year during the Lease Term shall be determined as follows:


EXHIBIT "C" TO OFFICE LEASE AGREEMENT - Page 1

            (i) The Expense Stop shall be prorated based upon the number of months in such partial calendar year. With respect to any partial calendar month occurring during such partial calendar year, the Expense Stop shall also be prorated based upon the number of days in that partial calendar month.

            (ii) The Excess, if any, for the applicable partial calendar year shall then be the amount by which (A) actual Basic Costs per square foot of Rentable Area in the Building for such calendar year, prorated based upon the number of months and days in the applicable partial calendar year, exceed (B) the Expense Stop, as prorated pursuant to the provisions of this Subparagraph 2(d).

            (iii) With respect to a proration for the first (1st) calendar year and in the event that Landlord's estimate of the Basic Costs to be incurred during such partial calendar year exceeds the Expense Stop, as prorated pursuant to the provisions of this Subparagraph 2(d), Landlord may, upon thirty (30) days prior written notice to Tenant, require the monthly payments of Base Rental occurring during such partial calendar year to be adjusted in accordance with such estimate.

            (iv) The provisions of this Exhibit "C" shall survive the termination of the Lease Term.


EXHIBIT "C" TO OFFICE LEASE AGREEMENT--Page 2

                                  EXHIBIT "D"

                                       TO
                         OFFICE LEASE AGREEMENT BETWEEN
                           BROOKDALE INVESTORS, L.P.,
                                AS LANDLORD, AND
                         FORTUNE PETROLEUM CORPORATION,
                                   AS TENANT

                             RULES AND REGULATIONS

        1. Sidewalks, doorways, vestibules, halls, stairways, and similar areas shall not be obstructed nor shall refuse, furniture, boxes or other items be placed therein by Tenant or its officers, agents, servants, and employees, or used for any purpose other than ingress and egress to and from the leased premises, or for going from one part of the Building to another part of the Building. Canvassing, soliciting and peddling in the Building are prohibited.

        2. Plumbing fixtures and appliances shall be used only for the purposes for which constructed, and no unsuitable material shall be placed therein.

        3. No signs directories, posters, advertisements, or notices shall be painted or affixed on or to any of the windows or doors, or in corridors or other parts of the Building, except in such color, size, and style, and in such places, as shall be first approved in writing by Landlord in its discretion. Building standard suite identification signs will be prepared by Landlord at Tenant's expense. Landlord shall have the right to remove all unapproved signs without notice to Tenant, at the expense of Tenant.

        4. Tenants shall not do, or permit anything to be done in or about the Building, or bring or keep anything therein, that will in any way increase the rate of fire or other insurance on the Building, or on property kept therein or otherwise increase the possibility of fire or other casualty.

        5. Landlord shall have the power to prescribe the weight and position of heavy equipment or objects which may overstress any portion of the floor. All damage done to the Building by the improper placing of such heavy items will be repaired at the sole expense of the responsible Tenant.

        6. A Tenant shall notify the Building manager when safes or other heavy equipment are to be taken in or out of the Building, and the moving shall be done after written permission is obtained from Landlord on such conditions as Landlord shall require.

        7.  Corridor doors, when not in use, shall be kept closed.

        8. All deliveries must be made via the service entrance and service elevator, when provided, during normal working hours.

Landlord's written approval must be obtained for any delivery after normal working hours.

        9. Each Tenant shall cooperate with Landlord's employees in keeping their leased premises neat and clean.

        10. Tenants shall not cause or permit any improper noises in the Building, or allow any unpleasant odors to emanate from the leased premises, or otherwise interfere, injure or annoy in any way other tenants, or persons having business with them.

        11. No animals shall be brought into or kept in or about the Building, except guide dogs or similar support animals accompanying persons who are physically disabled.

        12. When conditions are such that Tenant must dispose of crates, boxes, etc., it will be the responsibility of Tenant to dispose of same prior to, or after the hours of 7:30 a.m. and 5:30 p.m., respectively.

        13. No machinery of any kind, other than ordinary office machines such as typewriters and calculators, shall be operated on the leased premises without the prior written consent of Landlord, nor shall a tenant use or keep in the Building any inflammable or explosive fluid or substance (including Christmas trees and ornaments), or any illuminating materials, except candles. No space heaters or fans shall be operated in the Building.

        14. No bicycles, motorcycles or similar vehicles will be allowed in the Building.

        15. No nails, hooks, or screws shall be driven into or inserted in any part of the Building except as approved by Landlord.

        16. Landlord has the right to evacuate the Building in the event of an emergency or catastrophe.

        17. No food and/or beverages shall be distributed from Tenant's office without the prior written approval the Building Manager.

        18. No additional locks shall be placed upon any doors without the prior written consent of Landlord. All necessary keys shall be furnished by Landlord, and the same shall be surrendered upon termination of this lease, and Tenant shall then give Landlord or his agent an explanation of the combination of all locks on the doors or vaults. Tenant shall initially be given two (2) keys to the leased premises by Landlord. No duplicates of such keys shall be made by Tenants. Additional keys shall be obtained only from Landlord, at a fee to be determined by Landlord.

        19. Tenants will not locate furnishings or cabinets adjacent to mechanical or electrical access panels or over air conditioning outlets so as to prevent operating personnel from servicing such units as routine or emergency access may require. Cost of moving such furnishings for Landlord's access will be for Tenant's account. The lighting and air conditioning equipment of the Building will remain the exclusive charge of the Building designated personnel.

        20. Tenant shall comply with parking rules and regulations as may be posted or distributed from time to time.


EXHIBIT "D" TO OFFICE LEASE AGREEMENT - Page 1

21. No portion of the Building shall be used for the purpose of lodging rooms.

22. Vending machines or dispensing machines of any kind will not be placed in the leased premises by a Tenant.

23. Prior written approval, which shall be at Landlord's sole discretion, must be obtained for installation of window shades, blinds, drapes or any other window treatment of any kind whatsoever. Landlord will control all internal lighting that may be visible from the exterior of the Building and shall have the right to change any unapproved lighting, without notice to Tenant, at Tenant's expense.

24. No Tenant shall make any changes or alterations to any portion of the Building without Landlord's prior written approval, which may be given on such conditions as Landlord may elect. All such work shall be done by Landlord or by contractors and/or workmen approved by landlord, working under Landlord's supervision.

25. Tenants shall provide plexiglas or other pads for all chairs mounted on rollers or casters.

26. Landlord reserves the right to rescind any of these rules and make such other and further rules and regulations as in its judgment shall from time to time be necessary or advisable for the operation of the Building, which rules shall be binding upon each Tenant upon delivery to such Tenant of notice thereof in writing.

27. No tenant, and no employee, invitee or other person entering the Building to visit a tenant, shall be permitted to smoke cigars, cigarettes, tobacco or any other tobacco product on the Premises or in any other part of the Building or the Parking Garage, all of which are expressly prohibited.

                                 SCHEDULE "D-1"
                                       TO
                                  EXHIBIT "D"
                                       TO
                         OFFICE LEASE AGREEMENT BETWEEN
                           BROOKDALE INVESTORS, L.P.,
                                AS LANDLORD, AND
                         FORTUNE PETROLEUM CORPORATION,
                                   AS TENANT

                    INTERPRETATION OF RULES AND REGULATIONS

1. With respect to Rule #18 of Exhibit "D", Tenant shall be permitted sixteen (16) keys.

2. With respect to Rule #25 of Exhibit "D", Tenant shall not be required to provide plexi-glas or other pads for all chairs mounted on rollers and casters which have been designed to be utilized on carpet.




EXHIBIT "D" TO OFFICE LEASE AGREEMENT - Page 1

                                  EXHIBIT "E"

                                       TO
                         OFFICE LEASE AGREEMENT BETWEEN
                           BROOKDALE INVESTORS, L.P.,
                                AS LANDLORD, AND
                         FORTUNE PETROLEUM CORPORATION,
                                   AS TENANT


                                  WORK LETTER
                                  (Allowance)

        This Work Letter ("Work Letter") describes and specifies the rights and obligations of Landlord and Tenant with respect to certain allowances granted to Tenant hereunder and rights and responsibilities of Landlord and Tenant with respect to the design, construction and payment for the completion of the initial Improvements within the Premises.

        1. Definitions. Terms which are defined in the Lease shall have the same meaning in this Work Letter. Additionally, as used in this Work Letter, the following terms (when delineated with initial capital letters) shall have the respective meaning indicated for each as follows:

                (a) Basic Construction of the Building shall mean the structure of the Building as built on the date of this Work Letter, the Shell Improvements, and all other improvements, fixtures and facilities constituting a part of the Project, as these exist on the date of this Work Letter if the Building is complete, or as provided for in Landlord's plans and specifications for the Building if prior to completion.

                (b) Landlord's Architect shall mean the architect designated by Landlord as its architect, from time to time, to perform the functions of Landlord's Architect hereunder.

                (c) Plans and Specifications shall mean collectively, the plans, specifications and other information prepared or to be prepared by Tenant's Architect and, where necessary, by Landlord's electrical, mechanical and structural engineers, all at Tenant's expense, which shall detail the Work required by Tenant in the Premises and which shall be approved in writing by both Tenant and Landlord prior to the commencement of such Work.

                (d) Tenant's Architect shall mean Kirksey and Partners who is an architect licensed to practice in the State of Texas.

                (e) Work shall mean all materials and labor to be added to the Basic Construction of the Building and the Shell Improvements in order to complete the installation of the Initial Improvements within the Premises for Tenant in accordance with the Plans and Specifications, including, without limitation any modification to Basic Construction of the Building or to the Shell Improvements, any structural modifications to the Building, any electrical or plumbing work required to meet Tenant's electrical and plumbing requirements, and any special air conditioning work required to be performed in the Premises.

                (f) Cost of the Work shall mean the cost of all materials and labor to be added to the Basic Construction of the Building and the Shell Improvements in order to complete the installation of the Initial Improvements within the Premises in accordance with the Plans and Specifications.

                (g) Landlord's Costs shall mean the sum of (i) the cost of the Shell Improvements and (ii) that portion of the Cost of the Work up to, but not in excess of, the aggregate amount of the Allowance.

                (h) Tenant's Costs shall mean that portion of the Cost of the Work in excess of Landlord's Costs.

                (i) Change Costs shall mean all costs or expenses attributable to any change in the Plans and Specifications which, when added to other costs and expenses incurred in completing the Work, exceed Landlord's Costs, including, without limitation, (i) any cost caused by direction of Tenant to omit any item of Work contained in the Plans and Specifications, (ii) any additional architectural or engineering services, (iii) any changes to materials in the process of fabrication, (iv) the cancellation or modification of supply or fabricating contracts, (v) the removal or alteration of any Work or any plans completed or in process, or (vi) delays affecting the schedule of the Work.

                (j) Working Days shall mean all days of the week other than Saturday, Sunday, and legal holidays.

        2. Procedure and Schedules for the Completion of Plans and Specifications. The Plans and Specifications shall be completed in accordance with the following procedure and time schedules:

                (a) Design Drawings. Within ten (10) Working Days from execution of the Lease, Tenant shall submit to Landlord four (4) sets of prints of design drawings, specifying the intended design, character and finishing of the Initial Improvements within the Premises. Such package shall include separate drawings for signs in accordance with Landlord's sign criteria. The design drawings shall set forth the requirements of Tenant with respect to the installation of the Initial Improvements within the Premises, and such drawings shall include, without limiting their scope, a Tenant approved space plan, architectural design of the space, including office front, plans, elevations, sections, and renderings indicating materials, color selections and finishes.

                (i) After receipt of design drawings, Landlord shall return to Tenant one set of prints of design drawings with Landlord's suggested modifications and/or approval.

                (ii) If design drawings are returned to Tenant with comments, but not bearing approval of Landlord, the design drawings shall be immediately revised by Tenant and resubmitted to Landlord for approval within ten (10) Working Days of their receipt by Tenant. Unless such action is taken, Tenant will be deemed to have accepted and approved all of Landlord's comments on the design drawings.

        (b) Completion of Plans and Specifications. All Plans and Specifications shall be prepared

EXHIBIT "E" TO OFFICE LEASE AGREEMENT - Page 1 in strict compliance with applicable Building standards and requirements as set forth in the Lease, this Work Letter and otherwise, and shall also adhere to the design drawings approved by Landlord. In order to assure the compatibility of Tenant's electrical and mechanical systems and the compatibility of Tenant's structural requirements with the existing Building and in order to expedite the preparation of Tenant's electrical, mechanical and structural drawings, Tenant or Tenant's Architect shall deliver to Landlord's Architect, not later than ten (10) Working Days from the date of Landlords' approval of design drawings, a detailed plan setting forth any and all electrical, mechanical and structural requirements, and Landlord's Architect shall retain, at Tenant's expense, Landlord's electrical, mechanical and structural engineerings to prepare all necessary electrical, mechanical and structural construction drawings which shall be included as a part of the Plans and Specifications. All construction documents and calculations prepared by Tenant's Architect shall be submitted by Tenant, in the form of four (4) sets of blueline prints, to Landlord for approval within ten (10) Working Days after the date of receipt by Tenant of Landlord's approval of design drawings. If the Plans and Specifications are returned to Tenant with comments, but not bearing approval of Landlord, the Plans and Specifications shall be immediately revised by Tenant and resubmitted to Landlord for approval within ten
        (10) Working Days of their receipt by Tenant.

                        (i) The fees for Tenant's Architect and any consultants or engineers retained by or on behalf of Tenant or Tenant's Architect (including, but not limited to, the electrical, mechanical and structural engineers required to be retained under this paragraph) shall be paid by Tenant. Tenant shall also pay for any preliminary drawings by Landlord's Architect for review of the design drawings, the Plans and Specifications, and any revisions to such documents, and the fees and expenses of Landlord's Architect for inspection of the Work, as required by Landlord.

                        (ii) Tenant shall have the sole responsibility for compliance of the Plans and Specifications with all applicable statutes, codes, ordinances and other regulations, and the approval of the Plans and Specifications or calculations included therein by Landlord shall not constitute an indication, representation or certification by Landlord that such Plans and Specifications or calculations are in compliance with said statutes, codes, ordinances and other regulations. In instances where several sets of requirements must be met, the requirements of Landlord's insurance underwriter or the strictest applicable requirements shall apply where not prohibited by applicable codes.

                Upon completion of the initial improvements, Tenant shall deliver to Landlord an "as-built" set of Plans and Specifications for the Premises, together with such other information required by Landlord to place the information from the "as-built" Plans and Specifications on to Landlord's data base; the cost of providing the "as-built" Plans and Specifications and other information, together with Landlord's cost to place the information on to Landlord's data base, shall be borne solely by Tenant.

        3. Pricing. On or before the date which is ten (10) Working Days after finalization of the Plans and Specifications, as evidenced by Landlord's written approval thereof, Landlord shall notify Tenant in writing of the Cost of the Work. The contract for the Work shall obligate the contractor to purchase from Landlord all materials and supplies which are held in "stock" by Landlord and which are required for the Work by the Plans and Specifications. Within ten (10) Working Days after its receipt of Landlord's written notice identifying the Cost of the Work, Tenant shall either approve such Cost of the Work in writing or cause the Plans and Specifications to be revised and resubmitted to Landlord for Approval. On or before the date which is ten (10) Working Days from Landlord's receipt of such revised Plans and Specifications, Landlord shall either approve the revised Plans and Specifications and give to Tenant a revised Cost of the Work or give to Tenant Landlord's comments on such revised Plans and Specifications. If for any reason Landlord and Tenant have not agreed in writing upon final Plans and Specifications and/or the Tenant has not approved in writing the Cost of the Work on or before the date which is ten
(10) Working Days from the date hereof, then Landlord shall have the right to terminate the Lease and this Work Letter, without further obligation.

        4. Payments. Tenant may use up to $1.00 per square foot of the Allowance for the payment of fees and expenses payable by Tenant under the terms of Paragraph 2(b)(i) of this Work Letter. Tenant shall pay the aggregate amount of Tenant's Costs to Landlord upon demand. Landlord shall determine the percentage of the Cost of the Work which is allocable to Landlord and the percentage of the Cost of the Work which is allocable to Tenant. Landlord shall also revise its determination of such percentages based on any changes in the Cost of the Work due to change orders affecting the Plans and Specifications. Within ten (10) days after Tenant's receipt of an invoice from Landlord which identifies that portion of the Cost of the Work to be incurred, respectively, by Landlord and Tenant, Tenant shall pay to Landlord the percentage of the Cost of the Work allocable to Tenant, as Tenant's Costs, as determined by Landlord from time to time. Landlord's obligation for payment with respect to the Work shall not exceed the aggregate amount of Landlord's Costs; and after Landlord has paid Landlord's Costs, Tenant shall thereafter pay all Cost of the Work as and when invoiced to Tenant by Landlord, including, without limitation, any Change Costs. The amounts payable to Landlord hereunder shall constitute Rent due pursuant to the Lease, and failure to make any such payment when due shall constitute a default under the Lease, entitling Landlord to exercise any or all of its remedies hereunder, as well as all remedies otherwise available to Landlord. Any cost savings achieved after completion of the Work shall be solely the property of Landlord, not Tenant.

        5. Performance of Work and Delays. Landlord shall cause the Contractor to perform the Work in substantial accordance with the Plans and Specifications. In that regard, Landlord shall perform as construction manager for the construction of the Initial Improvements in accordance with the Plans and Specifications; and the Cost of the Work shall include a management fee payable to Landlord in the amount of five percent (5%) of the cost of the materials and labor constituting the Work. If a delay shall occur in the completion of the Work by Landlord as the probable result of (i) any failure to furnish when due Tenant's design drawings, Tenant's electrical, mechanical and/or structural requirements, Tenant's Plans and Specifications or any revision to any such documents, (ii) any change by Tenant in any of the Plans and Specifications, (iii) any state of facts which gives rise to a change referred to in the definition of Change Costs or any changes resulting in a Change Cost, (iv) the fact that materials to be incorporated into the Work which are non-Building Grade require a lead time (not due to Landlord default or error) to obtain or construction time to perform, in excess of that required for Work which is Building Grade, as determined by Landlord, or (v) any other act or omission of Tenant, its agents or employees, including any violation of the provisions of the Lease or any delay in giving authorizations or approvals pursuant to this Work Letter, then any such delay shall not justify any extension of the Commencement Date of the Lease.

        6. Change Orders. All changes and modifications in the Work from that contemplated in the Plans and Specifications, whether or not such change or modification gives rise to a Change Cost, must be evidenced by a written Change Order executed by both Landlord and Tenant. In that regard, Tenant shall submit to Landlord such information as Landlord shall require with respect to any Change Order requested by Tenant. After receipt

EXHIBIT "E" TO OFFICE LEASE AGREEMENT - Page 2 of requested Change Order, together with such information as Landlord shall require with respect thereto, Landlord shall return to Tenant either the executed Change Order, which will evidence Landlord's approval thereof, or the Plans and Specifications with respect thereto with Landlord's suggested modification.

        7. Punchlist. Within thirty (30) days after the Commencement Date, Tenant shall give Landlord written notice specifying any details of construction, decoration or mechanical adjustment which remain to be performed by Landlord with respect to any Work; and except for the details contained in such written notice form Tenant, all obligations of Landlord in regard to the Work shall be deemed to have been satisfied. Landlord shall have the right to enter the Premises to complete any such unfinished details, and entry by Landlord, its agents, servants, employee or contractors for such purpose shall not relieve Tenant of any of its obligations under the Lease or impose any liability on Landlord or its agents, servants, employees or contractors.

        8. Whole Agreement; No Oral Modification. This Work Letter embodies all representations, warranties and agreements of Landlord and Tenant with respect to the matter described herein, and this Work Letter may not be altered or modified except by an agreement in writing signed by the parties.

        9. Paragraph Headlines. The paragraph headings contained in this Work Letter are for convenient reference only and shall not in any way affect the meaning or interpretation of such paragraphs.

        10. Notices. All Notices required or contemplated hereunder shall be given to the parties in the manner specified for giving notices under the Lease.

        11. Binding Effect. This Work Letter shall be construed under the laws of the State of Texas and shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors and assigns.

        12. Conflict. In the event of conflict between this Work Letter and any other exhibits or addends to this Lease, this Work letter shall prevail.










EXHIBIT "E" TO OFFICE LEASE AGREEMENT - Page 3

                                  EXHIBIT "F"

                                       TO
                         OFFICE LEASE AGREEMENT BETWEEN
                           BROOKDALE INVESTORS, L.P.,
                                AS LANDLORD, AND
                         FORTUNE PETROLEUM CORPORATION,
                                   AS TENANT

                                    PARKING

        This EXHIBIT "F" ("Parking Exhibit") describes and specifies Tenant's non-exclusive right to use twelve (12) unreserved parking spaces ("Unreserved Spaces") and the exclusive right to use four (4) reserved spaces ("Reserved Spaces") located inside the Building's parking garage ("Parking Garage") upon the terms and conditions set forth below.

        1. Definitions. The terms which are defined in the Lease shall have the same meaning in this Parking Exhibit.

        2. Grant and Rental Fee. Provided no event of default has occurred and is continuing under the Lease, Tenant shall be permitted the non-exclusive use of the Unreserved Spaces and the exclusive use of the Reserved Spaces during the Lease Term at no charge subject to such terms, conditions, and regulations as are, from time to time, promulgated by Landlord or the manager of the Parking Garage, as applicable, or applicable to patrons of the Parking Garage for spaces similarly situated therein.

        3. Tenant's Failure to Use Spaces. In the event that Tenant (after the Commencement Date and at any time during the Lease Term) fails to utilize all or any of the Spaces, Landlord shall have no further obligation to make available to Tenant the Spaces not utilized, until and unless Tenant notifies Landlord in writing at least thirty (30) days prior to the first (1st) day of any month, of its preference to again use such Space or Spaces beginning on such month. The failure, for any reason, of Landlord to provide or make available such Spaces to Tenant or the inability of Tenant to utilize all or any portion of the Spaces shall under no circumstances be deemed a default by Landlord under the Lease so as to permit Tenant to terminate the Lease, in whole or in part.

        4. Risk. All motor vehicles (including all contents thereof) shall be parked in the Spaces at the sole risk of Tenant, its employees, agents, invitees and licensees, it being expressly agreed and understood that Landlord has no duty to insure any of said motor vehicles (including the contents thereof), and that Landlord is not responsible for the protection and security of such vehicles. Landlord shall have no liability whatsoever for any property damage and/or personal injury which might occur as a result of or in connection with the parking of said motor vehicles in any of the Spaces, and Tenant hereby agrees to indemnify and hold Landlord harmless from and against any and all costs, claims, expenses, and/or causes of action which Landlord may incur in connection with or arising out of Tenant's use of the Spaces pursuant to this Agreement.

        5. No Bailment. It is further agreed that this parking Exhibit shall not be deemed to create a bailment between the parties hereto, it being expressly agreed and understood that the only relationship created between Landlord and Tenant hereby is that of licensor and licensee, respectively.

        6. Rules and Regulations. In its use of the Spaces, Tenant shall follow all of the Rules and Regulations of the Building (attached to the Lease as Exhibit "D") applicable thereto, any rules and regulations promulgated by Landlord or the manager of the Parking Garage, as applicable, as the same may be amended from time to time. Upon the occurrence of any breach of such rules, or default by Tenant under the Lease, Landlord shall be entitled to terminate this Parking Exhibit, in which event Tenant's right to utilize the Spaces shall thereupon automatically cease.

        7. Access. Landlord shall be entitled to utilize whatever access device Landlord deems necessary (including but not limited to the issuance of parking stickers or access cards), to assure that only those persons who have contracted to use spaces in the Parking Garage are using the parking spaces therein. Landlord currently limits access to the Parking Garage through the use of a parking entry card system, the cards for which shall be provided by Landlord. Landlord agrees to provide to Tenant sixteen (16) parking entry cards for a refundable deposit of $10.00 per card. Tenant further agrees to surrender all parking entry cards in its possession upon the expiration or earlier termination of this Lease. Landlord shall be entitled to cancel any lost or stolen cards of which it becomes aware. Tenant shall promptly notify Landlord of any lost or stolen cards. Tenant shall pay Landlord for each additional card(s) or for each replacement card(s) for any card(s) lost by or stolen from Tenant, in such amount as Landlord shall, from time to time determine, the present charge for such lost or stolen cards being $100.00 per card. Tenant acknowledges that the parking entry card may also be the same as the master entry card used for access to the Building during other than normal business hours, and to the extent the cards are the same, agrees that the provisions of Paragraph 6(f) of the Lease shall also be applicable and in the event of a conflict with the provisions of this Parking Exhibit, the provisions of Paragraph 6(f) shall control. In the event Tenant, its agents or employees wrongfully park in any of the Parking Garage's spaces, Landlord shall be entitled and is hereby authorized to have any such vehicle towed away, at Tenant's sole risk and expense, and Landlord is further authorized to impose upon Tenant a penalty of $25.00 for each such occurrence. Tenant hereby agrees to pay all amounts falling due hereunder upon demand therefor, and the failure to pay any such amount shall additionally be deemed an event of default hereunder and under the Lease, entitling Landlord to all of its rights and remedies hereunder and thereunder.


EXHIBIT "F" TO OFFICE LEASE AGREEMENT - Page 1

                                  EXHIBIT "G"
                                  -----------

                                       TO
                         OFFICE LEASE AGREEMENT BETWEEN
                           BROOKDALE INVESTORS, L.P.,
                                AS LANDLORD, AND
                         FORTUNE PETROLEUM CORPORATION,
                                   AS TENANT


                                 RENEWAL OPTION
                                 --------------


        This Exhibit "G" ("Renewal Exhibit") describes and specifies the option, granted by Landlord to Tenant to extend and renew this Lease. Provided that, at the time in question, this Lease is then in full force and effect and there is no uncured event of default under this Lease, Tenant shall have the option ("Option") to renew this Lease as follows:

        1. Defined Terms. For purposes of this Renewal Exhibit, all terms defined in the Lease will be utilized herein without further definition. Terms specifically applicable to this Renewal Exhibit shall have the meaning specified in this Renewal Exhibit and shall be delineated by initial capital letters.

        2. Exercise of Option. Tenant may, by notifying Landlord of its election in writing not less than nine (9) months nor more than twelve (12) months prior to the end of the Lease Term, renew this Lease for an additional term ("Second Lease Term") beginning on the date next following the expiration date of the Lease Term and continuing for sixty (60) months thereafter. The renewal of this Lease will be upon the same terms, covenants, and conditions applicable during the Lease Term, as provided in the Lease, except that (a) the Base Rental payable during the Second Lease Term shall be an amount equal to the existing "market rental rate" (as defined below) as of the date on which the Second Lease Term commences, (b) the defined term "Lease Term" shall be deemed to include the "Second Lease Term". In addition, Base Rental shall continue to be adjusted as provided in Exhibit "C" to the Lease, but the Expense Stop shall be adjusted to reflect market conditions. As used herein, the phrase "market rental rate" shall mean the rate of base rental being charged by Landlord to new tenants having a financial condition comparable to that of Tenant for comparable space within the Building for a term comparable to the Second Lease Term (but not less than the Base Rental payable with respect to the final year of the Lease Term).

        3. Termination of Option. The failure of Tenant to exercise the Option herein granted within the time period set forth herein shall constitute a waiver and termination of such Option. In addition, any termination of this Lease during the Lease Term or any assignment, subletting, or other transfer by Tenant, whether or not with the approval of Landlord, shall terminate the Option contained in this Renewal Exhibit.



EXHIBIT "G" TO OFFICE LEASE AGREEMENT - Page 1

                                  EXHIBIT "H"
                                  -----------

                                       TO
                         OFFICE LEASE AGREEMENT BETWEEN
                           BROOKDALE INVESTORS, L.P.,
                                AS LANDLORD AND
                         FORTUNE PETROLEUM CORPORATION,
                                   AS TENANT


                             RIGHT OF FIRST REFUSAL
                             ----------------------

        This Exhibit "H" ("Refusal Exhibit") describes and specifies the right of first refusal hereby granted by Landlord to Tenant with respect to the space within the Building described below, which right of first refusal is being granted upon the following terms and conditions:

        1. Defined Terms. For purposes of this Refusal Exhibit, all terms defined in the Lease will be utilized herein without further definition. Terms specifically applicable to this Refusal Exhibit shall have the meanings specified in this Refusal Exhibit and shall be delineated by initial capital letters.

        2. Grant of Right of First Refusal. Landlord hereby grants to Tenant a continuous and recurring right of first refusal ("Refusal Right") with respect to approximately 4451 square feet of Rentable Area contiguous to the Premises in the Building which is described on Schedule 1 attached hereto and incorporated herein by reference for all purposes ("Refusal Space") during the period commencing on the Commencement Date and ending as of the end of the Lease Term. Notwithstanding the foregoing, the Refusal Right shall not be applicable during any time when there is an uncured event of default under the Lease. Notwithstanding anything to the contrary in the foregoing, the Refusal Right shall be subject to the rights of any tenants presently occupying space in the Building.

        3. Exercise of Refusal Right. In the event that Refusal Space in the Building becomes available, availability, for purposes hereof, to be at the sole determination of Landlord, and Landlord receives a bona fide offer from a third party to lease all or a part of the Refusal Space which Landlord desires to accept, Landlord shall so notify Tenant and shall include in such notice the rental rate for the subject Refusal Space, expense stop, term of the proposed Lease (together with any renewal rights being granted), and any lease concessions to be granted. Tenant shall have five (5) days from the receipt of such notice to notify Landlord in writing of the exercise by Tenant of Tenant's Refusal Right with respect to the subject Refusal Space, which shall be on the same terms and with respect to the entire space specified in Landlord's notice. If the Right of First Refusal is exercised prior to November 1, 1996 then the Commencement Date for the Refusal Space shall be within six (6) months of exercise, but in no event later than December 31, 1996. If Tenant exercises this Right of First Refusal after November 1, 1996, however, then the Commencement Date shall be the same as proposed to the third party tenant. In the event that Tenant fails to so notify Landlord within such five (5) day period, Tenant shall be deemed to have irrevocably waived its Refusal Right with respect to the subject Refusal Space, unless and until Landlord has another offer to lease said space, and Landlord shall have the right to enter into a lease with the third party with respect to that Refusal Space. In the event that Tenant elects to exercise its Refusal Right with respect to the subject Refusal Space and does in fact exercise such Refusal Right in the manner and within the time period specified herein, Landlord and Tenant shall, within thirty (30) days after Tenant delivers to Landlord notice of its election, enter into a written amendment modifying and supplementing the Lease and containing such other terms and provisions as Landlord may deem appropriate. In the event that Tenant fails to enter into said amendment within such thirty (30) day period, Tenant shall be deemed to have irrevocably waived its Refusal Right unless and until Landlord has another offer to lease said space with respect to the subject Refusal Space; and Landlord shall have the right to enter into a lease with the third party with respect to that Refusal Space. Except as may be specifically modified in such amendment and except with respect to the rental, expense stop, lease term, and lease concessions applicable to the subject Refusal Space, as herein specified, the terms and provisions of the Lease shall, on the day of delivery of the subject Refusal Space to Tenant, automatically apply and become applicable to the subject Refusal Space; and the subject Refusal Space, as of the date of such delivery, shall automatically and without the necessity of further documentation, become and be deemed to be a part of the Premises. Effective as of the date of delivery of the subject Refusal Space to Tenant, the Rentable Area within the subject Refusal Space shall be included within the determination of Tenant's prorata share of Basic Costs, as provided in Exhibit "C" to this Lease.

        4. Delivery of Refusal Space. Any refusal Space shall be delivered to Tenant vacant and unoccupied and "as is" without benefit of improvements (except Shell Improvements, if any) unless the refusal notice specifies that an allowance is to be granted for the improvement or refurbishment of the subject Refusal Space, in which event Tenant will receive the allowance specified in Landlord's notice. In the event that any improvements or restoration work is to be incorporated into the Premises, the amendment shall contain provisions reflecting the agreement of Landlord and Tenant with respect thereto. Landlord shall use reasonable diligence to deliver the subject Refusal Space on the date specified in Landlord's notice of its availability, but in no event shall Landlord have any liability for the failure to deliver the subject Refusal Space to Tenant on such date, nor shall any such failure impair the validity of the Lease, extend the Lease Term (except with respect to the subject Refusal Space, which shall be the term specified in Landlord's notice irrespective of the Lease Term specified in Paragraph 1 of the Lease), or impair any obligations of Tenant under the Lease, it being understood that the Rent applicable to the subject Refusal Space shall be abated until possession is delivered to Tenant in full settlement of all claims that Tenant might otherwise have against Landlord by reason of the failure to deliver possession of the subject Refusal Space to Tenant.

        5. Termination of Refusal Right. The Refusal Right shall automatically terminate upon (a) the termination of the Lease Term, whether by Landlord upon the occurrence of an Event of Default or otherwise, (b) the expiration of the time period specified in Paragraph 2 above, (c) the failure of Tenant to exercise the Refusal Right with respect to any Refusal Space as and within the time period specified in Paragraph 3 above, but only with respect to the subject Refusal Space, and (d) upon the assignment, subletting, or other transfer by Tenant, whether or not with the approval of Landlord.



EXHIBIT "H" TO OFFICE LEASE AGREEMENT - Page Solo

                                   SCHEDULE 1

                                       TO
                                  EXHIBIT "H"
                                       TO
                         OFFICE LEASE AGREEMENT BETWEEN
                           BROOKDALE INVESTORS, L.P.,
                                  AS LANDLORD,
                                      AND
                         FORTUNE PETROLEUM CORPORATION
                                   AS TENANT

                                 REFUSAL SPACE


                    [ONE COMMERCE GREEN ARCHITECTURAL PLAN]

SCHEDULE 1 TO EXHIBIT "H" TO OFFICE LEASE AGREEMENT -- Page Solo

                 ==============================================



                                *  *  *  *  *  *


                               ONE COMMERCE GREEN

                             OFFICE LEASE AGREEMENT


                                    BETWEEN


                           BROOKDALE INVESTORS, L.P.,
                                  AS LANDLORD,


                                      AND

                         FORTUNE PETROLEUM CORPORATION,
                                   AS TENANT


                             DATED    1/4    , 1996
                                   ----------    --


                                *  *  *  *  *  *



                 ==============================================

                               TABLE OF CONTENTS

                             OFFICE LEASE AGREEMENT
                                    BETWEEN
                           BROOKDALE INVESTORS, L.P.,
                                  AS LANDLORD
                                      AND
                         FORTUNE PETROLEUM CORPORATION,
                                   AS TENANT

SECTION                                                                    PAGE
 1.  Definitions: .....................................................       1

        (a)  "Building" ...............................................       1
        (b)  "Premises" ...............................................       1
        (c)  "Base Rental" ............................................       1
        (d)  "Commencement Date" ......................................       1
        (e)  "Lease Term"  ............................................       1
        (f)  "Security Deposit" .......................................       1
        (g)  "Expense Stop" ...........................................       1
        (h)  "Allowance" ..............................................       1
        (i)  "Shell Improvements" .....................................       1
        (j)  "Common Areas" ...........................................       1
        (k)  "Service Areas" ..........................................       1
        (l)  "Rentable Area" ..........................................       1
        (m)  "Normal Business Hours" ..................................       1
        (n)  "Initial Improvements" ...................................       1
        (o)  "Building Standard" ......................................       1
        (p)  "Basic Costs" ............................................       1
        (q)  "Ready for Occupancy" ....................................       1

 2.  Lease Grant ......................................................       2

 3.  Lease Term .......................................................       2

 4.  Use ..............................................................       2

 5.  Base Rental ......................................................       2

 6.  Services to be Furnished by Landlord .............................       2

 7.  Improvements to be Made by Landlord ..............................       3

 8.  Maintenance and Repair of Premises by Landlord ...................       3

 9.  Graphics .........................................................       3

10.  Care of the Premises by Tenant ...................................       3

11.  Repairs and Alterations by Tenant ................................       3

12.  Use of Electrical Services by Tenant .............................       3

13.  Laws and Regulations .............................................       4

14.  Building Rules; No Smoking .......................................       4

15.  Entry by Landlord ................................................       4

16.  Assignment and Subletting ........................................       4

17.  Mechanic's Liens .................................................       4

18.  Property Insurance ...............................................       4

19.  Liability Insurance ..............................................       4

20.  Indemnity ........................................................       5

21.  Waiver of Subrogation Rights .....................................       5

22.  Casualty Damage ..................................................       5

23.  Condemnation .....................................................       5

24.  Damages from Certain Causes ......................................       6

25.  Events of Default/Remedies .......................................       6

26.  Peaceful Enjoyment ...............................................       7

27.  Holding Over .....................................................       7

28.  Subordination to Mortgage ........................................       7

29.  Estoppel Certificates ............................................       8

30.  Landlord's Lien ..................................................       8


31.     Attorney's Fees ..............................................        8
32.     No Implied Waiver ............................................        8
33.     Personal Liability ...........................................        8
34.     Security Deposit .............................................        8
35.     Notice .......................................................        8
36.     Severability .................................................        8
37.     Recordation ..................................................        8
38.     Governing Law ................................................        9
39.     Force Majeure ................................................        9
40.     Time of Performance ..........................................        9
41.     Transfers by Landlord ........................................        9
42.     Transfers by Tenant ..........................................        9
43.     Commissions ..................................................        9
44.     Effect of Delivery of This Lease .............................        9
45.     Entire Agreement .............................................        9
46.     Receipt of Premises ..........................................        9
47.     Merger of Estates ............................................        9
48.     Waste Management .............................................        9
49.     Americans with Disabilities Act and Texas
        Architectural Barriers Act ...................................        9
50.     Exhibits .....................................................        9